Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on August 26, 2026

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1549	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 1550	☒

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Attention:  Kevin Wolf

 (Address of Principal Executive Offices) (Zip Code)

(631)490-4300

 (Registrant’s Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

251 Little Falls Drive

Wilmington, DE 19808

(Name and Address of Agent for Service)

With a copy to:

Andrew Davalla Thompson Hine LLP 3900 Key Center, 127 Public Square Columbus, Ohio 44114 216-566-5706 (phone) 614-469-3361 (fax)	Timothy Burdick Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 (631) 470-2649

 Approximate Date of Proposed Public Offering: As Soon As Practical, After Effectiveness of Registration Statement

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b).
☒	on August 28, 2026 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on (date) pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

TOEWS TACTICAL INCOME FUND

Ticker Symbol: THHYX

TOEWS HEDGED U.S. FUND

Ticker Symbol: THLGX

TOEWS HEDGED OPPORTUNITY FUND

Ticker Symbol: THSMX

TOEWS UNCONSTRAINED INCOME FUND

Ticker Symbol: TUIFX

TOEWS MANAGED RISK EQUITY FUND

(fka TOEWS TACTICAL DEFENSIVE ALPHA FUND)

Ticker Symbol: TMREX

PROSPECTUS

August 28, 2026

Advised by:
Toews Corporation
1750 Zion Road, Suite 201
Northfield, NJ 08225

www.ToewsCorp.com	1-877-558-6397

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: TOEWS TACTICAL INCOME FUND	1
FUND SUMMARY: TOEWS HEDGED U.S. FUND	6
FUND SUMMARY: TOEWS HEDGED OPPORTUNITY FUND	11
FUND SUMMARY: TOEWS UNCONSTRAINED INCOME FUND	16
FUND SUMMARY: TOEWS MANAGED RISK EQUITY FUND	22
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	27
Investment Objectives	27
Principal Investment Strategies	27
Common Investment Strategies	30
Temporary Investments	32
Principal Investment Risks	33
Portfolio Holdings Disclosure	38
Cybersecurity	38
MANAGEMENT OF THE FUNDS	39
Investment Adviser	39
Portfolio Managers	40
NET ASSET VALUE	41
HOW TO PURCHASE SHARES	42
REDEMPTIONS	46
EXCHANGES	50
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	51
MARKET TIMING	53
DISTRIBUTION OF SHARES	54
FINANCIAL HIGHLIGHTS	55

FUND SUMMARY: TOEWS TACTICAL INCOME FUND

Investment Objectives:

The Fund seeks to provide a high level of current income.

A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.24%
Acquired Fund Fees and Expenses(1)	0.08%
Total Annual Fund Operating Expenses	1.32%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$134	$418	$723	$1,590

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Adviser, Toews Corporation (the “Adviser”), seeks to achieve the Fund’s total return investment objectives by tactically investing in a portfolio of income-producing securities, including high-yield bonds, investment grade bonds, municipal bonds, U.S. Treasuries and/or cash/cash equivalents. In order to gain exposure to these securities the Fund invests primarily in (1) exchange traded funds (“ETFs”) and open-end investment companies (“Underlying Funds”) that primarily invest in or are otherwise exposed to domestic and foreign high-yield debt instruments (also known as “junk bonds”) (2) futures total return swaps or credit default swaps that used high yield debt instruments or high yield indexes as reference assets; (3) other U.S. or foreign fixed-income securities of any rating; (4) iBoxx iShares High Yield Corporate Bond Futures contracts or other futures contracts and (5) U.S. or foreign cash equivalents.

The Adviser employs what it defines as a “tactical” strategy by investing in a combination of securities and derivatives that it believes will produce a high level of income, when in a bullish posture economic exposure of this Fund could be invested up to 100% in high yield debt instruments that the Adviser believes will have a similar return to that of the securities in the BofA Merrill Lynch High Yield Cash Pay Index. The Fund defines high yield debt instruments as corporate bonds or other bonds or debt instrument that are generally rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by S&P (below investment grade).

While seeking total return the Fund’s objective is to limit risk during unfavorable market conditions, and when the Adviser determines such conditions exist, the Fund will attempt to uncorrelate from the overall bond market by taking a defensive position and/or be allocated 100% to U.S. Treasuries and/or short-term fixed income securities, U.S. or foreign cash or cash equivalents. The Fund may invest in US Treasury bills, notes, and bonds of any duration or length until maturity. The Fund may invest in derivatives or futures contracts that derive the value from US Treasury bills, notes, and bonds of any duration or length until maturity.

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The Fund may hold equity index futures contracts and/or other derivatives. The Adviser may sell short the iBoxx iShares High Yield Corporate Bond Futures contract to hedge the economic exposure of the Fund. The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US and foreign stock indices and, with respect to the high-yield bond segments of the portfolio, the high-yield bond market as a whole.

The Fund may purchase and sell put and call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts and derivatives on equities and equity indices. Short selling is an investment strategy that speculates on the decline in the price of a security.

The Adviser primarily uses technical analysis, including monitoring price movements and momentum, of high-yield bond markets in an effort to identify the proper weighting of the Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the various fixed income markets. The Adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser’s determination of the appropriate exposure level to the high-yield bond market.

Principal Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

●	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Below-Investment Grade Securities Risk: High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

●	Credit Default Swap Risk: Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

●	Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

●	Derivatives Risk: The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, total return swaps and credit default swaps, which can be riskier than traditional investments because they involve leverage risk, tracking risk, may be illiquid, and may suffer counterparty default. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

●	ETF and Underlying Fund Risk: ETFs and Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

●	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.

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●	Foreign Risk: The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

●	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.

●	Hedging Risk: When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

●	Interest Rate Risk: When the Fund invests in bonds or in underlying funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

●	Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

●	Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

●	Management Risk: The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Margin Risk: Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long the impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Options Risk: There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price.

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●	Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

●	Short Selling Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

●	Tax Inefficiency Risk: The Adviser expects that most of the gains generated by the Fund will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the potential tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

●	Total Return Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

●	U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	12/31/2023	6.04%
Worst Quarter:	6/30/2022	(4.07)%

The total return for Fund shares from January 1, 2026 to June 30, 2026 was 0.53%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception of the Fund (6-4-10)
Return before taxes	4.03%	1.71%	3.33%	4.19%
Return after taxes on distributions	1.75%	0.10%	1.71%	2.49%
Return after taxes on distributions and sale of Fund shares	2.36%	0.61%	1.85%	2.53%
Morningstar US Core Bond Index* (reflects no deduction for fees, expenses, or taxes)	7.12%	(0.43)%	1.96%	2.41%
Bloomberg U.S. Aggregate Bond Index** (reflects no deduction for fees, expenses, or taxes)	7.30%	(0.36)%	2.01%	2.47%

*	The Morningstar US Core Bond Index measures the performance of fixed-rate, investment-grade USD-denominated securities with maturities greater than one year. It is market-capitalization weighted. The index does not incorporate Environmental, Social, or Governance (ESG) criteria. Investors cannot invest directly in an index or benchmark.

**	Bloomberg U.S Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). It includes securities that have at least one year to maturity, and have an outstanding par value of at least $250 million. Bonds specifically excluded are tax-exempt municipal securities, inflation-linked bonds, floating-rate issues and convertible bonds. The index is market cap weighted and reconstituted on the last business day of the month. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Jason Graffius, Chief Operating and Financial Officer, Randall Schroeder, Managing Director, and Charles Collins, Head of Trading, each of the Adviser, serve as the Fund’s Co-Portfolio Managers and are primarily and jointly responsible for the day-to-day management of the Fund. Messrs. Toews and Schroeder have each served the Fund in this capacity since the Fund commenced operations in 2010. Mr. Graffius has served the Fund in this capacity since August 2014. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: TOEWS HEDGED U.S. FUND

Investment Objectives:

The Fund seeks to provide long-term growth of capital.

A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.45%
Fee Waiver and/or Expense Reimbursement(1)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%

(1)	The Fund’s Adviser, Toews Corporation (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$439	$773	$1,718

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity index futures contracts, as well as U.S. large cap stocks, ETFs that primarily invest in U.S. large cap stocks, investment grade fixed income securities, ETFs that primarily invest in investment grade fixed income securities, cash equivalents (such as US Treasury securities) and futures contracts on investment grade fixed-income securities and US Treasury securities. The Fund defines large-cap common stock securities as those securities included in the MSCI US Prime Market Growth Index, the S&P 500 Index, the S&P 500 Growth Index, the Russell 1000 Growth Index, the NASDAQ-100 Index, and/or securities of other broad-based US large-cap stock indices. The 500 companies of the S&P 500 index have a wide range of market cap from nearly $2 trillion down to $1 billion.

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The Adviser employs what it defines as a “tactical” strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US large-cap indices. The Fund’s secondary objective is to limit risk during unfavorable market conditions. During unfavorable market conditions there may be periods when the Fund will take a significant position in cash and/or cash equivalents. The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US large-cap stock indices.

The Fund may purchase/sell put and/or call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts and derivatives on equities and equity indices. Short selling is an investment strategy that speculates on the decline in the price of a security.

The Adviser primarily uses technical analysis of large-cap equity markets. The Adviser monitors, including monitoring price movements and momentum, large-cap equity markets in an effort to identify the proper weighting of the Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the broad-based US large-cap indices. The Adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser’s determination of the appropriate exposure level to said indices. Equity index futures contracts trade on margin. To gain exposure to an equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant. The Adviser may engage in active and frequent trading of the Fund’s portfolio securities and derivatives to achieve the Fund’s investment objectives.

Principal Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

●	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Common Stock Risk: The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign common stocks held by the Fund. Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

●	Derivatives Risk: The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

●	ETF and Underlying Fund Risk: ETFs and Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

●	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.

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●	Futures Risk: Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

●	Hedging Risk: When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

●	Interest Rate Risk: When the Fund invests in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities owned by the Fund. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

●	Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

●	Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●	Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk: The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Margin Risk: Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariff and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long the impacts of the significant events described above will last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Options Risk: There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price.

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●	Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

●	Short Sales Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

●	Tax Inefficiency Risk: The Adviser expects that most of the gains generated by the Fund will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the potential tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

●	U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	6/30/2020	10.88%
Worst Quarter:	9/30/2023	(5.48)%

The total return for Fund shares from January 1, 2026 to June 30, 2026 was 7.90%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception of the Fund (6-4-10)
Return before taxes	14. 60%	4.36%	7.73%	6.81%
Return after taxes on distributions	13.39%	2.79%	6.56%	5.48%
Return after taxes on distributions and sale of Fund shares	8.76%	2.79%	5.81%	5.05%
S&P 500 Total Return Index* (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%	14.82%

*	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Jason Graffius, Chief Operating and Financial Officer, Randall Schroeder, Managing Director, and Charles Collins, Head of Trading, each of the Adviser, serve as the Fund’s Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Toews and Schroeder have each served the Fund in this capacity since the Fund commenced operations in 2010. Mr. Graffius has served the Fund in this capacity since August 2014. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: TOEWS HEDGED OPPORTUNITY FUND

Investment Objectives:

The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.52%
Fee Waiver and/or Expense Reimbursement(1)	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%

(1)	The Fund’s adviser, Toews Corporation (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$454	$803	$1,790

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:

The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity index futures contracts on equity indices comprising of U.S. and international stocks of any capitalization, and ETFs that primarily invest in U.S. and international stocks as well as investment grade fixed income securities, cash equivalents (such as US Treasury securities) and futures contracts on investment grade fixed-income securities and US Treasury securities.

The Fund may also invest in stocks of U.S. and international issuers and exchange traded funds (“ETFs”) that invest in such issuers.

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The Adviser employs what it defines as a “tactical” strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US and international equity indices. The Fund’s secondary objective is to limit risk during unfavorable market conditions. During unfavorable market conditions there may be periods when the Fund will take a significant position in cash and/or cash equivalents. The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the U.S. and international equity indices.

The Fund purchases/sells put and/or call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts and derivatives on equities and equity indices. Short selling is an investment strategy that speculates on the decline in the price of a security.

The Adviser primarily uses technical analysis of U.S. and international equity markets. The Adviser monitors, including monitoring price movements and momentum, U.S. and international equity markets in an effort to identify the proper weighting of the Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the broad-based US and international indices. The Adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser’s determination of the appropriate exposure level to said indices. Equity index futures contracts trade on margin. To gain exposure to an equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant. The Adviser may engage in active and frequent trading of the Fund’s portfolio securities and derivatives to achieve the Fund’s investment objective.

Principal Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

●	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Common Stock Risk: The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign common stocks held by the Fund. Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

●	Derivatives Risk: The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

●	Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	ETF and Underlying Fund Risk: ETFs and Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

●	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.

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●	Foreign Risk: The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

●	Foreign Currency Risk: To the extent the Fund invests in securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

●	Futures Risk: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.

●	Hedging Risk: When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

●	Interest Rate Risk: When the Fund invests in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

●	Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

●	Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●	Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk: The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Margin Risk: Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariff and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long the impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

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●	Options Risk: There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price.

●	Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

●	Short Sales Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

●	Small-Cap and Mid-Cap Risk: Small-cap and mid-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

●	Tax Inefficiency Risk: The Adviser expects that most of the gains generated by the Fund will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the potential tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

●	U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	12/31/2020	19.15%
Worst Quarter:	9/30/2024	(9.41)%

The total return for Fund shares from January 1, 2026 to June 30, 2026 was 13.26%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception of the Fund (6-4-10)
Return before taxes	8.77%	(0.61)%	3.32%	3.48%
Return after taxes on distributions	6.65%	(2.35)%	2.33%	2.39%
Return after taxes on distributions and sale of Fund shares	5.22%	(0.99)%	2.28%	2.44%
S&P 500 Total Return Index*	17.88%	14.42%	14.82%	14.82%
Morningstar US Small Cap Total Return Index**	12.20%	7.29%	9.74%	10.95%

*	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown. Investors cannot invest directly in an index or benchmark

**	The Morningstar US Small Cap Total Return Index measures the performance of stocks issued by small-capitalization companies that are domiciled or principally traded in the United States. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Jason Graffius, Chief Operating and Financial Officer, Randall Schroeder, Managing Director, and Charles Collins, Head of Trading, each of the Adviser, serve as the Fund’s Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Toews and Schroeder have each served the Fund in this capacity since the Fund commenced operations in 2010. Mr. Graffius has served the Fund in this capacity since August 2014. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

FUND SUMMARY: TOEWS UNCONSTRAINED INCOME FUND

Investment Objectives:

The Fund seeks to provide income and long-term growth of capital.

A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.47%
Acquired Fund Fees and Expenses(1)	0.20%
Total Annual Fund Operating Expenses	1.67%
Fee Waiver and/or Expense Reimbursement(2)	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s adviser, Toews Corporation (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period.

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$505	$887	$1,958

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 231% of the average value of its portfolio.

16

Principal Investment Strategies:

The Adviser seeks to achieve the Fund’s primary investment objective by investing in: (1) exchange traded funds and open-end investment companies (“Underlying Funds”) that primarily invest in or are otherwise exposed to domestic or foreign debt instruments, including developed or emerging market high-yield debt instruments (also known as “junk bonds”); (2) total return swaps and credit default swaps that use high yield debt instruments or high yield indexes as reference assets; (3) U.S. or foreign fixed-income securities, including developed or emerging market fixed income securities (of any rating and varying maturities), and structured notes; (4) preferred stocks; and (5) mortgage-related fixed income instruments of varying maturities (such as mortgage pass-through securities; collateralized mortgage obligations; mortgage-backed securities; asset-backed securities; senior, subordinated and junior subordinated mortgage notes and mortgage dollar rolls). The Fund may also invest a portion of its assets in private placement offerings, including mortgage-related fixed income instruments, which may be illiquid. The Fund’s secondary objective is to limit risk. During unfavorable market conditions, and when the Adviser determines such conditions exist, the Fund will take a defensive position and/or be allocated 100% to U.S. Treasuries securities or short-term fixed income securities, U.S. or foreign cash or cash equivalents. The Fund may invest in US Treasury securities of any duration or maturity. The Fund may also invest in futures contracts on such US Treasury securities.

The Fund may invest in either U.S. or foreign securities or issuers, without limitation with respect to the amount or type of foreign security and these investments may include securities of issuers in developed or emerging markets.

The Fund may invest in both investment-grade fixed income securities and high yield fixed income securities (“junk bonds”). The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P (below investment grade). Up to 100% of the Fund’s assets may be invested in instruments generally rated below Caa3 by Moody’s or CCC- by S&P or derivatives of such instruments. The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps. The Fund may invest in and/or short equity index futures contracts.

The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US and foreign stock indices and, with respect to the high-yield bond segments of the portfolio, the high-yield bond market as a whole.

The Fund may employ an options strategy. The Fund may purchase put and call options on broad-based market and futures market indices. The Fund may also buy put options on or sell short equity index ETFs. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period.

The Adviser may engage in active and frequent trading to achieve the Fund’s investment objectives.

Principal Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

●	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Below-Investment Grade Securities Risk: High-yield, high-risk fixed income securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower- quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

●	Credit Default Swap Risk: Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

●	Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. For high-yield bonds, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly-rated securities. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

17

●	Derivatives Risk: Even a small investment in derivatives (which include options, futures, swap contracts such as total return swaps or credit default swaps, forward contracts and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell security or otherwise exit the contract in a timely manner).

●	Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less- developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

●	ETF and Underlying Fund Risk: ETFs and Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

●	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.

●	Foreign Risk: The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

●	Hedging Risk: When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

●	Interest Rate Risk: When the Fund invests in fixed income securities or in Underlying Funds that own fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

●	Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

●	Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

●	Management Risk: The ability of the Fund to meet its investment objectives is directly related to the Adviser’s investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

18

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariff and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks , natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long the impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Mortgage-Backed, Asset-Backed and Mortgage-Related Instruments Risk: The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed and mortgage- related securities are susceptible to fluctuations in value due to changes in interest rates, are subject to risks associated with the credit quality of the underlying mortgage borrowers, and maturity risk because issuers of securities are able to prepay principal due on these securities, particularly during periods of declining interest rates. Subordinated mortgage-related instruments are considered speculative, subject to liquidity risk and severe losses in the event of default by a borrower.

●	Options Risk: There are risks associated with the sale and purchase of call and put options. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price.

●	Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

●	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

●	Private Placement Risks: The Fund may invest in private placement offerings of investment funds or unregistered securities, including mortgage-related fixed income instruments. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in any private placement may also be illiquid.

●	Short Sales Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

●	Tax Inefficiency Risk: The Adviser expects that most of the gains generated by the Fund will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the potential tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

19

●	Total Return Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

●	U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	9/30/2024	4.08%
Worst Quarter:	3/31/2018	(2.78)%

The total return for Fund shares from January 1, 2026 to June 30, 2026 was 0.55%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Ten Years	Since Inception of the Fund (8-28-13)
Return before taxes	3.55%	1.27%	2.29%	2.11%
Return after taxes on distributions	1.82%	(0.05)%	1.11%	0.95%
Return after taxes on distributions and sale of Fund shares	2.09%	0.40%	1.25%	1.11%
Morningstar US Core Bond Index*	7.12%	(0.43)%	1.96%	2.17%
Bloomberg U.S. Aggregate Bond Index**	7.30%	(0.36)%	2.01%	2.23%

*	The Morningstar US Core Bond Index measures the performance of fixed-rate, investment-grade USD-denominated securities with maturities greater than one year. It is market-capitalization weighted. The index does not incorporate Environmental, Social, or Governance (ESG) criteria. Investors cannot invest directly in an index or benchmark.

**	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Jason Graffius, Chief Operating and Financial Officer, Randall Schroeder, Managing Director, and Charles Collins, Head of Trading, each of the Adviser, serve as the Fund’s Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Toews and Schroeder have each served the Fund in this capacity since the Fund commenced operations in 2013. Mr. Graffius has served the Fund in this capacity since August 2014. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

FUND SUMMARY: TOEWS MANAGED RISK EQUITY FUND (fka TOEWS TACTICAL DEFENSIVE ALPHA FUND)

Investment Objectives:

The Fund seeks to provide long-term growth of capital.

A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.38%
Fee Waiver and/or Reimbursement(1)	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.25%

(1)	The Fund’s adviser, Toews Corporation (the “Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, through at least August 31, 2027, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.25%; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. This agreement may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$424	$743	$1,646

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities (“80% investment policy”). The Fund seeks exposure to the large-cap U.S. equity market primarily through investment in S&P 500 Index futures contracts, ETFs that track the S&P 500 Index, and/or the component stocks of the S&P 500 Index. The Fund buys put options against these positions to offset the risk of adverse price movements, and buys and writes call and/or put options against the same positions to reduce volatility and to receive income from written call options.

The Adviser seeks to achieve the Fund’s investment objective by investing in: 1) equity and equity index futures, 2) equity index options, 3) options on equity index futures, 4) options on exchange traded funds (“ETFs”), 5) ETFs that invest primarily in common stocks, 6) ETFs that invest primarily in fixed income securities, 7) common stocks, 8) fixed income securities and 9) cash or cash equivalents.

Principal Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

●	Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

●	Common Stock Risk: The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign common stocks held by the Fund. Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	Derivatives Risk: Even a small investment in derivatives (which include options, futures, swap contracts such as total return swaps or credit default swaps, forward contracts and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell security or otherwise exit the contract in a timely manner).

●	ETF and Underlying Fund Risk: ETFs and Underlying Funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF is subject to specific risks, depending on its investments. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

●	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation.

●	Foreign Risk: The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

●	Futures Risk: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested.

●	Hedging Risk: When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.

●	Interest Rate Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities owned by the Fund. In general, the market price of fixed-income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

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●	Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company or issuer in the Fund’s portfolio. The value of an individual issuer can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies or issuers can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

●	Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

●	Management Risk: The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Margin Risk: Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariff and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long the impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Portfolio Turnover Risk: Portfolio turnover results in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

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●	Short Sales Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

●	Tax Inefficiency: The Adviser expects that most of the gains generated by the Fund will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the potential tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

●	U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and two supplement indices. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-558-6397.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	6/30/2020	20.66%
Worst Quarter:	3/31/2020	(19.48)%

The total return for Fund shares from January 1, 2026 to June 30, 2026 was 4.17%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception of the Fund (1-7-16)
Return before taxes	10.89%	2.80%	7.17%
Return after taxes on distributions	9.98%	0.71%	5.06%
Return after taxes on distributions and sale of Fund shares	6.45%	1.52%	4.97%
S&P 500 Total Return Index* (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	15.42%
MSCI World Net Total Return USD Index** (reflects no deduction for fees, expenses, or taxes)	21.09%	12.15%	12.79%
CBOE S&P 500 BuyWrite Index (BXM)***	8.91%	9.33%	7.68%

*	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

**	The MSCI World Net Total Return USD Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,157 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark.

***	CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index®. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

The Fund’s primary benchmark index has been changed to S&P 500 Total Return USD Index because it is a more appropriate index given the Fund’s strategy and portfolio holdings.

Adviser: Toews Corporation is the Fund’s investment adviser.

Portfolio Managers: Phillip Toews, President, Jason Graffius, Chief Operating and Financial Officer, Randall Schroeder, Managing Director, and Charles Collins, Head of Trading, each of the Adviser, serve as the Fund’s Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Toews, Schroeder, and Graffius have served the Fund in this capacity since the Fund commenced operations in 2016. Mr. Collins has served the Fund in this capacity since August 2017.

Purchase and Sale of Fund Shares: The minimum initial investment to open any type of account is $10,000. The minimum subsequent investment is $100 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone, on the Fund’s website, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan. Withdrawals from your tax-free plan may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objectives
Toews Tactical Income Fund	The Fund seeks to provide a high level of current income. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged U.S. Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Hedged Opportunity Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Unconstrained Income Fund	The Fund seeks to provide income and long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.
Toews Managed Risk Equity Fund	The Fund seeks to provide long-term growth of capital. A secondary objective of the Fund is to limit risk during unfavorable market conditions.

Each Fund’s investment objectives are a non-fundamental policy and may be changed by the Board of Trustees (the “Board”) upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Toews Tactical Income Fund

Principal Investment Strategies: Toews Corporation (the “Adviser”) seeks to achieve the Fund’s investment objectives by tactically investing in a portfolio of income-producing securities, including high-yield bonds, investment grade bonds, municipal bonds, U.S. Treasuries and/or cash/cash equivalents. In order to gain exposure to these securities the fund invests primarily in (1) exchange traded funds (“ETFs”) and open-end investment companies (“Underlying Funds”) (2) futures total return swaps or credit default swaps; (3) other U.S. or foreign fixed-income securities of any rating; (4) iBoxx iShares High Yield Corporate Bond Futures contracts or other futures contracts and (5) U.S. or foreign cash equivalents.

The Adviser employs what it defines as a “tactical” strategy by investing in a combination of securities and derivatives that it believes will produce a high level of income, when in a bullish posture economic exposure of this fund could be invested up to 100% in high yield debt instruments that the advisor believes will have a similar return to that of the securities in the BofA Merrill Lynch High Yield Cash Pay Index. The Fund defines high yield debt instruments as corporate bonds or other bonds or debt instrument that are generally rated lower that Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by S&P (below investment grade).

The Fund’s secondary objective is to limit risk during unfavorable market conditions, and when the Adviser determines such conditions exist, the Fund will attempt to uncorrelate from the overall bond market by taking a defensive position and/or be allocated 100% to U.S. Treasuries and/or short-term fixed income securities, U.S. or foreign cash or cash equivalents. The Fund may invest in US Treasury bills, notes, and bonds of any duration or length until maturity. The Fund may invest in derivatives or futures contracts that derive the value from US Treasury bills, notes, and bonds of any duration or length until maturity.

The Fund may hold equity index futures contracts and/or other derivatives. The Adviser may sell short the iBoxx iShares High Yield Corporate Bond Futures contract to hedge the economic exposure of the Fund. The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US and foreign stock indices and, with respect to the high-yield bond segments of the portfolio, the high-yield bond market as a whole.

The Fund may purchase and sell put and call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts and derivatives on equities and equity indices. Short selling is an investment strategy that speculates on the decline in the price of a security.

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The Adviser primarily uses technical analysis, including monitoring price movements and momentum, of high-yield bond markets in an effort to identify the proper weighting of the Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the various fixed income markets. The Adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser’s determination of the appropriate exposure level to the high-yield bond market.

Toews Hedged U.S. Fund

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity index futures contracts, as well as ETFs, U.S. Large Cap Stocks fixed income securities and cash equivalents (such as US Treasury securities) and/or futures contracts on such investment grade fixed-income securities and cash equivalents (such as US Treasury securities). The Fund defines large-cap common stock securities as those securities included in the MSCI US Prime Market Growth Index, the S&P 500 Index, the S&P 500 Growth Index, the Russell 1000 Growth Index, the NASDAQ-100 Index, and/or securities of other broad-based US large-cap stock indices. The Fund may also invest in large-cap common stocks and exchange traded funds that invest in large-cap common stocks.

The Adviser employs what it defines as a “tactical” strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US large-cap indices. The Fund’s secondary objective is to limit risk during unfavorable market conditions. During unfavorable market conditions there may be periods when the Fund will take a significant position in cash and/or cash equivalents. The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US large-cap stock indices.

The Fund may purchase and sell put and call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts, and derivatives on equities and equity indices.

The Adviser primarily uses technical analysis of large-cap equity markets. The Adviser monitors, including monitoring price movements and momentum, large-cap equity markets in an effort to identify the proper weighting of the Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the broad-based US large-cap indices. The Adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser’s determination of the appropriate exposure level to said indices. Equity index futures contracts trade on margin. To gain exposure to an equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant. The Adviser may engage in active and frequent trading of the Fund’s portfolio securities and derivatives to achieve the Fund’s investment objective.

Toews Hedged Opportunity Fund

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s investment objective by investing primarily in equity index futures contracts on equity indices compromised of U.S. and international stocks, and ETFs, as well as fixed income securities cash equivalents (such as US Treasury securities) and/or futures contracts on such investment grade fixed-income securities and cash equivalents (such as US Treasury securities). The Fund may also invest in stocks of U.S. and international issuers and exchange traded funds (“ETFs”) that invest in such issuers.

The Adviser employs what it defines as a “tactical” strategy by investing in a combination of securities and derivatives that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based US and international stock indices. The Fund’s secondary objective is to limit risk during unfavorable market conditions. During unfavorable market conditions there may be periods when the Fund will take a significant position in cash and/or cash equivalents. The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the U.S. and international equity indices.

The Fund purchases/sells put and/or call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts, and derivatives on equities and equity indices.

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The Adviser primarily uses technical analysis of U.S. and international equity markets. The Adviser monitors, including monitoring price movements and momentum, U.S. and international equity markets in an effort to identify the proper weighting of the Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the broad-based U.S. and international indices. The Adviser’s decision to buy or sell a Fund holding will be made based on current market conditions and the Adviser’s determination of the appropriate exposure level to said indices. Equity index futures contracts trade on margin. To gain exposure to an equity index futures contract, a certain percentage of the Fund’s assets may be allocated to a futures broker as collateral. This collateral amount is much less than the notional exposure to the underlying index. The Fund may allocate the cash or securities not needed for collateral to fixed income ETFs or other fixed income securities and/or in an addition to fixed income derivatives. The Fund’s allocation to fixed income ETFs and/or other fixed income securities may be significant. The Adviser may engage in active and frequent trading of the Fund’s portfolio securities and derivatives to achieve the Fund’s investment objective.

Toews Unconstrained Income Fund

Principal Investment Strategies: The Adviser seeks to achieve the Fund’s primary investment objective by investing in: (1) exchange traded funds and open-end investment companies (“Underlying Funds”) that primarily invest in or are otherwise exposed to domestic or foreign debt instruments, including developed or emerging market high-yield debt instruments (also known as “junk bonds”); (2) total return swaps and credit default swaps that use high yield debt instruments or high yield indexes as reference assets; (3) U.S. or foreign fixed-income securities, including developed or emerging market fixed income securities (of any rating and varying maturities), and structured notes; (4) preferred stocks; and (5) mortgage-related fixed income instruments of varying maturities (such as mortgage pass-through securities; collateralized mortgage obligations; mortgage-backed securities; asset-backed securities; senior, subordinated and junior subordinated mortgage notes and mortgage dollar rolls).

The Fund may also invest a portion of its assets in private placement offerings, including mortgage-related fixed income instruments, which may be illiquid. The Fund’s secondary objective is to limit risk during unfavorable market conditions, and when the Adviser determines such conditions exist, the Fund will take a defensive position and/or be allocated 100% to U.S. Treasuries securities or short-term fixed income securities, U.S. or foreign cash or cash equivalents. The Fund may invest in US Treasury securities of any duration or maturity. The Fund may also invest in futures contracts on such US Treasury securities.

The Fund may invest in either U.S. or foreign securities or issuers, without limitation with respect to the amount or type of foreign security and these investments may include securities of issuers in developed or emerging markets.

The Fund may invest in both investment-grade fixed income securities and high yield fixed income securities (“junk bonds”). The Fund defines high-yield debt instruments as corporate bonds or other bonds or debt instruments that are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by S&P (below investment grade). Up to 100% of the Fund’s assets may be invested in instruments generally rated below Caa3 by Moody’s or CCC- by S&P or derivatives of such instruments. The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds, such as credit default swaps. The Fund may invest in and/or short equity index futures contracts.

The Fund’s secondary objective is to limit risk during unfavorable market conditions, and when the Adviser determines such conditions exist, the Fund may take a defensive position and could have a significant allocation to U.S. Treasuries or short-term fixed income securities, U.S. or foreign cash or cash equivalents. The Fund may invest in US Treasury bills, notes, and bonds of any duration or length until maturity. The Fund may invest in derivatives or futures contracts that derive the value from US Treasury bills, notes, and bonds of any duration or length until maturity.

The Adviser also may use a “representative sampling” indexing strategy to manage the Fund. This indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the broad-based US and foreign stock indices and, with respect to the high-yield bond segments of the portfolio, the high-yield bond market as a whole.

The Fund may purchase call options on broad-based market and futures market indices. A put option is a contract giving the owner the right, but not the obligation, to sell–or sell short–a specified amount of an underlying security at a pre-determined price within a specified time frame. A call option is a contract giving the option buyer the right, but not the obligation, to buy an asset or instrument at a specified price within a specific time period. The Fund may sell short ETFs that primarily invest in equities including equity index ETFs as well as futures contracts, and derivatives on equities and equity indices.

Toews Managed Risk Equity Fund (fka Toews Tactical Defensive Alpha Fund)

Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities (“80% investment policy”). The Fund seeks exposure to the large-cap U.S. equity market primarily through investment in S&P 500 Index futures contracts, ETFs that track the S&P 500 Index, and/or the component stocks of the S&P 500 Index. The Fund buys put options against these positions to offset the risk of adverse price movements, and buys and writes call and/or put options against the same positions to reduce volatility and to receive income from written call options.

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The Adviser seeks to achieve the Fund’s investment objective by investing in: 1) equity and equity index futures, 2) equity index options, 3) options on equity index futures, 4) options on exchange traded funds (“ETFs”), 5) ETFs that invest primarily in common stocks, 6) ETFs that invest primarily in fixed income securities, 7) common stocks, 8) fixed income securities and 9) cash or cash equivalents.

COMMON INVESTMENT STRATEGIES

Each Fund is a diversified series of Northern Lights Fund Trust (the “Trust”), an open-end investment management company. Each Fund employs hedging techniques and seeks to limit risk during unfavorable market conditions. Each Fund may invest in ETFs and Toews Tactical Income Fund and Toews Unconstrained Income Fund may invest in other open-end investment companies. In addition, each Fund may employ certain defensive techniques to avoid market exposure, when deemed prudent by the Adviser.

The following investments and principal investment strategies are employed in varying degrees by each Fund (except as noted):

Index-Related Strategies: The Toews Tactical Income Fund seeks to gain exposure, either directly or through the use of derivatives, to representative securities of the high-yield bond market, generally. Toews Hedged U.S. Fund and the Toews Hedged Opportunity Fund seek to invest in securities found in various indices of corresponding market capitalizations. None of the Funds are a pure index fund seeking full replication of a particular index, but rather, each Fund uses the referenced index or indices to gain exposure to, and as a barometer for, its particular investments and strategy, and to determine when to hedge or use defensive measures to guard against downside risk.

Stocks: The Funds may invest in stocks as a principal strategy (except for the Toews Tactical Income Fund) or investment companies that own stock in domestic and foreign equity securities, including common stocks and warrants. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. The stock segment includes domestic and foreign equity securities of all types. When selecting stock funds, the Adviser considers both growth and anticipated dividend income, as well as strategic use for hedging purposes. Securities in the stock class may include common stocks, warrants, rights, depository receipts, securities of ETFs and open end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bonds: The Funds may invest in bonds (also generally referred to as fixed income securities), or ETFs and open end investment companies that invest in bonds, of domestic and foreign debt issuers. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities. The Adviser considers bond fund investments based on credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities, as well as strategic use for hedging purposes. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency. The Fund may also invest in individual bonds and bond funds that respectively are or hold lower quality, high-yielding debt securities (commonly referred to as “junk bonds”). In general, bond prices rise when interest rates fall, and fall when interest rates rise. Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Foreign Investments: The Funds may purchase debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities, or political subdivisions, including a foreign state, province, or municipality or American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). ADRs are dollar denominated securities issued by a U.S. bank or trust company that represent ownership interests in foreign companies. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. GDRs may be other than dollar denominated and may be issued in several countries.

Options: Each Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes

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the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Futures: Each Fund may trade in futures contracts (and related options) on securities indexes and other financial instruments, a practice which may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. Trading in commodity futures contracts and options are highly specialized activities that may entail greater than ordinary investment or trading risks.

Small Companies (Toews Unconstrained Income Fund, Toews Hedged Opportunity Fund, and Toews Managed Risk Equity Fund only): Some of the companies in which the Funds invest may be small capitalization companies. Small-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Small-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations. Small-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of small-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before a Fund realizes a gain, if any, on an investment in a small-cap company.

Underlying Funds (ETFs and Other Investment Companies): The Funds may invest in ETFs, open-end mutual funds and closed-end funds that are not affiliated with the Fund or the Adviser. The Funds may also invest extensively in ETFs when this approach is more efficient than investing in individual fixed income securities, or to gain exposure to a particular sector or index. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions or industries. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price. The trading price of an ETF fluctuates in accordance with changes in market supply and demand. The Funds may invest in other investment companies, including ETFs and mutual funds - “Underlying Funds” that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and fixed income securities such as bonds. Many funds in which a Fund invests may not share the same investment goal and investment limitations as the Fund. A Fund may hold “no-load” mutual funds, which are sold and purchased without a sales charge. A Fund may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund. In addition, when the Adviser believes it is appropriate, a Fund may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Funds’ distributor does not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds; however, it may receive shareholder servicing fees for the performance of certain administrative tasks.

Fixed Income Securities, including:

Certificates of Deposit or CDs: Time deposits, a financial product commonly offered by banks, thrift institutions, and credit unions. CDs are similar to savings accounts in that they are insured by the FDIC for banks or by the NCUA for credit unions. They are different from savings accounts in that the CD has a specific, fixed term (often three months, six months, or one to five years). It is intended that the CD be held until maturity, at which time the money may be withdrawn together with the accrued interest. In exchange for keeping the money on deposit for the agreed-on term, institutions usually grant higher interest rates than they do on accounts from which money may be withdrawn on demand, although this may not be the case in an inverted yield curve situation. Fixed rates are common, but some institutions offer CDs with various forms of variable rates. Some CDs are indexed to the stock market, bond market, or other indices.

Variable Rate Notes: The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund and the issuer. It permits daily changes in the amounts invested. A Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. Because these notes are direct investment arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Variable rate notes are subject to the Funds’ investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

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Eurodollar Instruments: Bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Each Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”) and Eurodollar Time Deposits (“ETDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Lower-Rated (Junk) Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB+/Ba1 or lower). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Mortgage-Backed Securities: Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations. Mortgage securities may be issued by the U.S. government or by private entities. For example, a Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (“GNMA”), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (“FNMA”), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (“FHLMC”).

U.S. Government Securities: High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

U.S. Government Agency Securities: High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them.

U.S. Government Related Securities: Government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities (i.e., interest and principal components are offered separately), securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

Zero Coupon Securities: Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and ETFs and other mutual funds that primarily invest in one or more of the foregoing instruments. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Summary section of this Prospectus.

Risks	Tactical Income	Hedged U.S.	Hedged Opportunity	Unconstrained Income	Managed Risk Equity
Allocation Risk	●	●	●	●	●
Below-Investment Grade Securities	●			●
Common Stock Risk		●	●		●
Credit Default Swap	●			●
Credit Risk	●	●	●	●
Derivatives	●	●	●	●	●
Emerging Market			●	●
ETF and Underlying Funds	●	●	●	●	●
Fixed Income	●	●	●	●	●
Foreign	●			●	●
Foreign Currency	●		●	●	●
Futures	●	●	●		●
Hedging	●	●	●	●	●
Interest Rate	●	●	●	●	●
Investment Grade Corporate Bonds	●	●	●	●
Issuer	●	●	●	●	●
Large Cap Risk		●	●		●
Liquidity	●			●
Management	●	●	●	●	●
Margin Risk	●	●	●		●
Market and Geopolitical Risk	●	●	●	●	●
Mortgage-Backed				●
Options	●	●	●	●	●
Portfolio Turnover	●	●	●	●	●
Preferred Stock				●
Private Placement				●
Short Sales	●	●	●	●	●
Small-Cap and Mid-Cap			●
Tax Inefficiency	●	●	●	●	●
Total Return Swap	●			●
U.S. Treasury	●	●	●	●	●

Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Below-Investment Grade Securities Risk: High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change. An investment grade security may be downgraded by the rating agencies subsequent to being purchased by the Fund. (also see “Credit Risk” below).

Common Stock Risk: The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign common stocks held by the Fund. Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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Credit Default Swap Risk: The Fund may invest in CDS which require the Adviser to forecast, among other things, the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding CDS by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each CDS exposes the Fund to counterparty risk and the Adviser or a sub-Adviser may determine to concentrate any or all of its CDS in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse would be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a CDS. In addition to counterparty risks, CDS are subject to credit risk on the underlying investment. If the Fund were the buyer of a CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if the Fund were the seller of a CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction. If the Fund writes a credit default swap, it will cover the notarized value of such swap.

Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) (sometimes referred to as “junk bonds”) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price.

Derivatives Risk: The Fund may invest in derivatives for investment or hedging purposes. Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The value of the Fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the Fund’s exposure to stock market values. The positive performance of swap agreements, futures and forward contracts, and therefore your investment, is wholly dependent upon an equal and offsetting loss.

Emerging Market Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

ETF and Underlying Fund Risk: ETFs (and Underlying Funds with respect to the Toews Income Fund and Toews Unconstrained Income Fund) are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities such as stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs may employ leverage, which magnifies the changes in the value of the ETFs. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

The Funds invest in ETFs (and Underlying Funds with respect to the Toews Tactical Income Fund and Toews Unconstrained Income Fund). You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:

Alternative Assets Risk: The Fund investments in ETFs in the “Alternative Asset” market segment may be more volatile than other Fund investments. The risks and volatility of commodity ETFs are linked to the economic and other risks that are specific to the commodity in which the ETF invests. ETFs that invest in real estate investment trusts (defined term not used) are subject to the risks inherent in real estate investing, such as property value fluctuations.

Emerging Markets Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Strategy Risk: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed-income securities, real estate investments, and commodities.

Foreign Exposure Risk: Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Although the Fund does not expect to invest in the securities of foreign companies directly, it may invest in ETFs which cause the Fund to be exposed to some degree to the risks associated with foreign markets.

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Leverage Risk: The Fund has no control over the risks taken by the underlying ETFs in which it invests. The Fund also may invest in ETFs which seek results that correspond to a specific benchmark or other ETFs that amplify the exposure to a particular index or sector by 2 to 3 times. These types of investments can be a form of leverage and can result in significant losses to the Fund.

Net Asset Value and Market Price Risk: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Risk: The Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. These risks are generally greater in emerging foreign markets than in established foreign markets. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.

Foreign Currency Risk: To the extent the Fund invests in securities or Underlying Funds that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Futures Risk: The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed. The commitment of Fund assets to cover certain futures positions may impede the Adviser’s ability to manage the Fund’s portfolio effectively.

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Hedging Risk: When the Adviser’s technical analysis indicates that the Fund is exposed to unfavorable market conditions, the Fund generally will be less than fully invested and the Adviser may attempt to “hedge” with defensive positions and strategies including holding substantial positions in foreign or domestic cash and/or cash equivalents and futures and options on various emerging markets indexes.

Interest Rate Risk: When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and a decline in the value of the security.

Investment-Grade Corporate Bonds: Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade (BBB/Baa or higher). These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Issuer Risk: Fund value might decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of companies can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model. The models used by the Adviser to determine or guide investment decisions may not achieve the objectives of the Fund. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments or markets in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Margin Risk: Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, tariff and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long the impacts of the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

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Mortgage-Backed, Asset-Backed and Mortgage-Related Instruments Risk: Mortgaged-backed securities (“MBS”), asset-backed securities (“ABS”) and mortgage-related instruments are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Subordinated mortgage-related instruments are considered speculative, subject to liquidity risk and severe losses in the event of default by a borrower. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS and mortgage-related instruments are susceptible to maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS and mortgage-related instruments may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS and mortgage-related instrument maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS and mortgage-related instruments may exhibit additional volatility, known as extension risk. ABS also are subject to maturity risk, although to a much smaller degree.

Options Risk: The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility.

Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. Each Fund’s portfolio turnover rate may exceed 100% annually.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Private Placement Risk: The Fund may invest in private placement offerings of investment funds or unregistered securities, including mortgage-related fixed income instruments. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in any private placement may also be illiquid.

Short Selling: The Fund’s long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund’s overall potential for loss. The short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is potentially higher. However, the Fund will be in compliance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Small-Cap and Mid-Cap Companies Risk: Direct investments in individual small and mid capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

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Tax Inefficiency Risk: The Adviser expects that most of the gains generated by the Fund will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the potential tax-inefficiency of the Fund, investors should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

Total Return Swap Risk: In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

U.S. Treasury Risk: Although the Fund invests in short-term Treasury obligations, an investment in the Fund is subject to risk even if all securities in the Fund are paid in full at maturity. All money market instruments, including U.S. Treasury obligations, can change in value in response to changes in interest rates, and a major change in rates could cause the share price to change. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, U.S. government or any other government agency.

Portfolio Holdings Disclosure: A description of each Fund’s policies and regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Toews Corporation, located at 1750 Zion Road, Suite 201, Northfield, NJ 08225, serves as investment Adviser to each Fund. Subject to the oversight of the Board, the Adviser is responsible for the overall management of each Fund’s business affairs. The Adviser is responsible for selecting each Fund’s investments according to the Fund’s investment objective, polices, and restrictions. The Adviser was established in 1994 and serves as an investment Adviser primarily for individual investors. As of April 30, 2026, it had approximately $997.7 million in assets under management.

Pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Investment Advisory Agreement”), each Fund pays the Adviser, on a monthly basis, an annual advisory renewal fee based on a percentage of the Fund’s average daily net assets. A discussion regarding the basis for the Board’s renewal of the Investment Advisory Agreement for each Fund is available in the Funds’ Form N-CSR dated October 31, 2025.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through August 31, 2027 to ensure that the Total Annual Fund Operating Expenses (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes; or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))) will not exceed the percentage indicated in the table below for each Fund’s average daily net assets.

FUND	ADVISORY FEE	EXPENSE CAP
Toews Tactical Income Fund	1.00%	1.25%
Toews Hedged U.S. Fund	1.00%	1.25%
Toews Hedged Opportunity Fund	1.00%	1.25%
Toews Unconstrained Income Fund	1.00%	1.25%
Toews Managed Risk Equity Fund	1.00%	1.25%

For the fiscal year ended April 30, 2026, the Adviser received a net advisory fee from each Fund in the amounts below (as a percentage of each Fund’s average daily net assets):

FUND	FEE RECEIVED
Toews Tactical Income Fund	1.00%
Toews Hedged U.S. Fund	0.80%
Toews Hedged Opportunity Fund	0.74%
Toews Unconstrained Income Fund	0.78%
Toews Managed Risk Equity Fund	0.87%

Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense cap in place at the time such expenses were waived, and (ii) the Fund’s current expense cap at the time of recoupment. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

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PORTFOLIO MANAGERS

Phillip Toews, Randall Schroeder, Jason Graffius, and Charles Collins are Co-Portfolio Managers jointly and primarily responsible for the day-to-day management of each Fund.

Mr. Toews received a BS in Business and Economics from Bethel College in Newton, Kansas in 1986. From 1987 to 1994, Mr. Toews was a financial counselor at IDS/American Express and Dorset Financial Services. In 1994, Mr. Toews founded Toews and has served as its President and Chief Executive Officer since inception. Mr. Toews has served as a Co-Portfolio manager since inception for each Fund.

Mr. Graffius received a Bachelor of Science in Accounting from Rutgers University in Camden, NJ in 2002. He began working with Toews in October 2013. Mr. Graffius currently serves as its Chief Operating and Financial Officer overseeing the day to day operations, financial operations and researching investment opportunities. Prior to working with the Adviser, Mr. Graffius was a Vice President at BlackRock Financial Management, Inc. (2005-2013) where he worked on the Structured Finance Team, overseeing Collateralized Debt Obligations along with various Hedge Funds and Government Mandated Projects. He has also previously worked at JP Morgan. Mr. Graffius has served as a co-portfolio manager for the Funds since August 2014.

Mr. Schroeder received a BA from Bethel College in Newton, Kansas in 1988 and a MA from Binghamton University in Binghamton, New York in 1994. Mr. Schroeder has been associated with Toews since 1998 and has served as its Chief Operating Officer from 2006 to 2019 and as its Managing Director since 2020. Mr. Schroeder has served as a Co-Portfolio manager since inception for each Fund.

Mr. Collins received a BS in Finance from LaSalle University in Philadelphia, PA in 2002. Prior to joining the Adviser in May 2016, he was an equity derivatives broker at Tullett Prebon in Jersey City, NJ from 2013 to May 2016. In that role, his primary responsibility was providing investment banks and asset money managers access to liquidity in products such as index and single stock options, delta one, variance swaps, and cash. Prior to his experience as a derivatives broker, he was a floor trader and an independent member of the New York Stock Exchange. Mr. Collins is Head of Trading and has served as a co-portfolio manager for the Funds since August 2017.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by each portfolio manager, and the portfolio managers’ ownership of Fund shares.

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NET ASSET VALUE

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Fund is open for business on each day that the NYSE is open for trading. The Fund is closed on weekends and on any day the NYSE is closed for trading, including as a result of a holiday or an unscheduled market closure. The Fund may also close early on days when the NYSE closes early. Any order received when the Fund is closed will be treated as received on, and processed on, the next day the NYSE is open for trading. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, a Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Each Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Rights Reserved by the Funds: Each Fund and its agents reserve the right at any time to: (i) reject or cancel all or any part of any purchase or exchange order; (ii) modify any terms or conditions related to the purchase, redemption, or exchange of shares of any Fund; (iii) reject or cancel any request to establish an Automatic Investment Plan (“AIP”) or Systematic Withdrawal Plan (“SWP”); (iv) modify or terminate any sales charge waivers or exceptions; and (v) suspend, change, or withdraw all or any part of the offering made by this Prospectus.

Purchasing Shares

You may purchase shares of a Fund by sending a completed application form to the following address by either regular or overnight mail. The Funds may not be available for purchase in all states.

Via Regular Mail: Toews Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246	or Overnight Mail: Toews Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Initial Purchase Methods: To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (ACH), or check drawn on a U.S. financial institution. The Funds offer their shares at the NAV next determined after an order is received in good order on a Business Day. The Funds reserves the right to reject any purchase order or payment method at its sole discretion.

Minimum and Additional Investment Amounts

The minimum initial investment to open an account for each Fund is $10,000 for regular accounts and for retirement plans (e.g., tax-deferred retirement programs, IRAs, etc.). The minimum initial investment may be waived for clients of the Adviser. The minimum subsequent investment is $100. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from each Fund. The Funds or the Adviser reserve the right to waive any investment minimum.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the particular Fund. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

Returned Check/NSF Fee: If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Funds or the Transfer Agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

Purchase by Wire

If you wish to invest in a Fund by wire, please call the Fund at 1-877-558-6397 to obtain detailed wiring instructions and to notify the Fund that a wire transfer will be sent. A Fund will generally credit an investment made by wire on the business day the funds are received by the Fund’s designated bank, provided the funds are received before the close of regular trading on the New York Stock Exchange, typically 4:00 p.m. Eastern Time. Your bank may charge a fee for a same-day wire transfer. The Funds are not responsible for delays in the receipt of wired funds caused by the transmitting or receiving bank or the Federal Reserve wire system.

Automated Clearing House Purchase

Shareholders may purchase shares of each Fund through the Automated Clearing House (“ACH”) network from a U.S. bank or other U.S. financial institution. All payments must be made in U.S. dollars.

Initial and Subsequent Purchases by ACH: ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application or other documentation acceptable to the Fund or its transfer agent. A voided check or other form of bank account verification acceptable to the Fund or its

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transfer agent is required to verify the designated bank account and its ownership.

Bank Account Requirements: The designated bank account must be maintained at a U.S. financial institution. At least one registered owner of the Fund account must be an owner of the designated bank account, and the ownership information on the bank account must be sufficiently consistent with the registration of the Fund account. ACH transfers initiated from a bank account for which no registered owner of the Fund account is an owner will not be accepted.

Right to Reject / Good Order: The Funds and it’s Transfer Agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, bank account verification, and other documentation reasonably required by the Fund or its transfer agent have been received in proper form and are acceptable to the Fund or its transfer agent. An incomplete, unclear, unauthorized, or insufficiently documented request may be delayed or rejected. Neither the Funds nor the Transfer Agent will be responsible for delays or losses resulting from a request that is not received in good order.

The Funds accept payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

Payments made by check or ACH may be subject to a collection period to ensure that the payment has cleared and is received in good funds. If you redeem shares shortly after purchasing them by check or ACH, the Fund may delay sending the redemption proceeds for up to 10 business days, or longer if necessary, to allow the purchase payment to clear.

This collection period does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase may be cancelled. You will be responsible for any resulting loss or expense incurred by the Fund or its Transfer Agent, as well as any applicable fees.

Electronic Services and Online Account Transactions

The Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (collectively, “Online Services”) through the Fund’s website (the “Website”). These Online Services may include, but are not limited to, the ability to access account information, conduct transactions, and consent to the electronic delivery of Fund documents. The Fund does not permit new accounts to be opened through the Website. New accounts must be established by submitting a completed application by mail or through other available methods described in this Prospectus.

Eligibility for Online Access

Online Services are available only to shareholders with an existing account who have established online access by accepting the applicable online user agreement. Certain Online Services may require that banking instructions, including Automated Clearing House (“ACH”) instructions, be established and accepted by the Transfer Agent.

Customer Identification Program

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be required to provide your name, address, date of birth, and other identifying information. You may also be asked to provide a copy of your driver’s license or other identifying documents. If your identity cannot be verified as required by law, the Fund reserves the right to reject your application, restrict transactions, or close your account.

Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (“NAV”) determined for the current business day, transaction requests must be received in good order by the Fund or its authorized agent before the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time. Requests received after this time will receive the next business day’s NAV.

●	Purchases. Purchases may be made online through the ACH network for accounts with ACH instructions on file and accepted by the Transfer Agent. Proceeds from the redemption of shares recently purchased by ACH may be delayed for up to 10 business days to ensure that the purchase payment has cleared.

●	Redemptions. Online redemptions generally are limited to $100,000 per account per day. This limit may be lower if the Fund requires a Medallion Signature Guarantee (“MSG”) at a threshold below this amount, in which case the most restrictive limit will apply. Redemption requests exceeding the applicable online limit must be submitted in writing and must include a valid MSG if required.

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Limitation of Liability

Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers, including the Transfer Agent, do not guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including periods of peak demand, market volatility, system maintenance, or failures of hardware, software, or network connections. It is your responsibility to maintain an alternative method for placing transactions, such as by telephone or mail. To the extent permitted by applicable law, neither the Fund, the Transfer Agent, the Fund’s distributor, nor their respective affiliates will be liable for losses, damages, costs, or expenses arising from a delay, error, failure to process a transaction request, or unauthorized access to an account due to system unavailability, technical failures, security breaches, or another circumstance beyond the reasonable control of the Fund or its agents.

See “How to Purchase Shares,” “Exchanges,” and “Redemptions” for additional information regarding transaction requirements and other applicable restrictions.

Purchase through Brokers

You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. Each broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder at the Fund’s net asset value (“NAV”) next determined after receipt of the applicable purchase instructions in good order. There is no minimum investment amount required to participate in the AIP.

Shareholders may change or terminate AIP instructions at any time by contacting the Transfer Agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans. Please call the Fund at 1-877-558-6397 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Customer Identification Program (“CIP”) and Anti-Money Laundering (“AML”) Disclosure

Important Information About Procedures for Opening a New Account: To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Fund and/or its agents, including the Transfer Agent, will request your full name, residential or business street address, date of birth for individuals, and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you. A P.O. Box is not sufficient and will not be accepted as a primary residential or business street address, although it may be used as a mailing address.

For legal entities, the Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Fund may also request to see a driver’s license, passport, or other identifying documents. The Fund may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

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Verification Process: The Fund and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

Account Closure/Redemption: If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated net asset value (“NAV”) following the closure, or as otherwise permitted by applicable law. To the extent permitted by applicable law, the Fund, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

When Order is Processed

All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern time) on a day that the NYSE is open will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: A purchase request will be considered to be in “good order” only if it includes all of the following:

●     A completed and signed Investor Application for a new account

●     The exact dollar amount of the investment

●     For an existing account, the account number and the name(s) exactly as registered on the account

●     Payment in U.S. dollars, payable to the Fund

●     Any documentation reasonably required by the Funds or the Transfer Agent to verify the identity or authority of the person(s) making the purchase

Purchase requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Funds and the Transfer Agent are not responsible for delays or losses resulting from requests not received in good order.

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REDEMPTIONS

Redemption Proceeds: Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or Automated Clearing House (“ACH”) transfer until the purchase payment has cleared, which may take up to 10 business days, or longer if necessary. Proceeds generally are paid by check, wire transfer, or ACH, as elected by the shareholder.

Each Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of portfolio securities, available lines of credit, and other sources of liquidity. These redemption-payment methods may be used during both regular and stressed market conditions.

Suspension of Redemptions: The right of redemption may be suspended or the date of payment postponed: (a) when trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for reasons other than customary weekend and holiday closings; (c) when the SEC has, by order, permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or determine the value of its net assets.

Written Redemption Requests: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Via Regular Mail: Toews Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 1-877-558-6397	or Overnight Mail: Toews Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 1-877-558-6397

Telephone Transactions: You may purchase, exchange, or redeem Fund shares by calling 1-877-558-6397. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Funds or the Transfer Agent.

Telephone instructions, if received in good order before the applicable cutoff time, will be processed at the Fund’s next determined net asset value (“NAV”). Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Funds and the Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These procedures may include requiring an account number, a personal identification number (“PIN”), if applicable, recording calls, and/or providing written confirmations. If these procedures are followed, neither the Funds nor the Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 calendar days following a change of address or a change or addition of banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, UFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds, UFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or UFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures

46

may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or recording telephone instructions.

Redemptions by Wire/Electronic Funds Transfer

A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

UFS does not charge a fee for sending redemption proceeds by Automated Clearing House (“ACH”) transfer.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) on the amount of such a request made by a shareholder during any 90-day period that is large enough to affect operations (that is, the amount of any request that is greater than the lesser of 1) $250,000 or 2) 1% of the Fund’s assets at the beginning of the 90-day period). The securities will be chosen by the Funds and valued using the same procedures as used in calculating a Fund’s NAV. To the extent that doing so is reasonable and in the best interest of a Fund and its shareholders, redemptions in kind will be paid with a pro rata portion of the Fund’s portfolio securities. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder at the Fund’s net asset value (“NAV”) next determined after receipt of the applicable redemption instructions in good order.

Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

When Redemptions are Sent

Once a Fund receives your redemption request in good order, redemption proceeds will be sent in accordance with the timing, payment methods, and good-funds collection provisions described under “Redemption Proceeds” above.

Good Order: A written redemption request will be considered to be in “good order” only if it includes all of the following:

●     The name of a Fund and the account number

●     The exact dollar amount or number of shares to be redeemed

●     The name(s) of the registered account owner(s), exactly as they appear on the account

●     The signature(s) of all registered owner(s)

●     Any required signature guarantee or medallion signature guarantee, if applicable

●     Any documentation reasonably required by a Fund or the Transfer Agent to verify the identity or authority of the person(s) requesting the redemption

Written redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Funds and the Transfer Agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund from potential fraud, the Funds and/or the Transfer Agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person

47

signing.

The Funds and/or the Transfer Agent require an MSG in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000, or such other threshold as may be established by the Fund and/or the Transfer Agent);

●	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance in which the Funds or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserve the right, in their discretion, to waive or require an MSG and to reject any signature guarantee deemed unacceptable.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Redeeming through Broker

If shares of a Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Involuntary Redemptions

To minimize Fund operating expenses, the Fund reserves the right to redeem your shares and close your account if your account balance falls below $10,000 for any reason other than a decline in the Fund’s NAV. If your account falls below the required minimum, the Fund will provide you with 60 days’ written notice to increase your account balance. If the balance is not brought up to the required minimum within the notice period, the Fund may, in its discretion, redeem all shares and mail a check for the proceeds to your address of record.

An involuntary redemption generally is considered a taxable event and may result in a capital gain or loss. You should consult your tax Adviser regarding the potential tax consequences.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Funds or the Transfer Agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Funds or the Transfer Agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

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To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Funds or the Transfer Agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Funds or the Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Funds and their agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed Checks and Automatic Dividend and Capital Gain Reinvestment: If you elect to receive your dividend and capital gain distributions via check, ACH, or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment.

Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividend and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

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EXCHANGES

The exchange privilege is a convenient way to buy shares in each Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares of one Fund for shares of another Fund at no cost to you and without paying any sales charge.

If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

●	current Fund’s name,

●	account names and numbers,

●	name of the Fund you wish to exchange your shares into,

●	the amount you wish to exchange,

●	specify the shareholder privileges you wish to retain (e.g., Telephone Privileges), and

●	signatures of all registered owners.

To exchange shares by telephone, you should call 1-877-558-6397 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open. We will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Systematic Exchange Program

The Systematic Exchange Program allows you to make regular, systematic exchanges among like classes of shares from one Fund account into another Fund account. By setting up the program, you authorize a Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Limitation on Purchases, Redemptions and Exchanges

Purchases or sales of shares of the Funds and exchanges between Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions or exchanges create higher expenses for the Funds. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds or the exchange privilege for any shareholder making frequent purchases or sales or exchanges. The Funds may also modify or revoke the exchange privilege for all shareholders upon sixty days’ written notice.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund, except the Toews Tactical Income Fund, intends to distribute substantially all of its net investment income at least annually and net capital gain annually, typically in December. The Toews Tactical Income Fund intends to make such distributions monthly. The distributions will be reinvested in shares of a Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November, or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are generally exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Funds’ default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (“FIFO”) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-877-558-6397, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after settlement of the redemption. The cost basis method you select may have significant tax implications. Each Fund is not authorized to provide tax advice. We strongly recommend that you consult your tax Adviser to determine which method is most suitable for your individual circumstances.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

The Funds may invest in complex securities and derivatives which may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each sale or exchange of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. The Funds must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than each Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their

51

tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If a shareholder purchases shares after a Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and the shareholder may pay full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, the shareholder will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price. This is known as “buying a dividend.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of a Fund’s shares. You should consult your own tax Adviser to determine the tax consequences of owning the Fund’s shares.

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MARKET TIMING

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial Adviser) from opening new accounts with a Fund.

Although the Funds attempt to uniformly limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund. While each Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, each Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Upon instructions from the Adviser, the service providers will take immediate action to stop any further short-term trading by such participants.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor (the “Distributor”) for the shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Fund Administrator and Fund Accountant: Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as fund administrator and fund accountant to the Funds.

Transfer Agent: Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 serves as transfer agent to the Funds.

Custodian: Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45202, serves as Custodian for each Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Adviser and its affiliates may each at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, each Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-558-6397 on days the Funds are open for business or contact your financial institution. A Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The financial highlights for each of the Funds are presented below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by RSM US LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ April 30, 2026 Annual Report on Form N-CSR which are available upon request.

Toews Tactical Income Fund
Selected data based on a share outstanding throughout each year.

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2026		April 30, 2025		April 30, 2024		April 30, 2023		April 30, 2022
Net asset value, beginning of year	$9.81		$9.91		$10.03		$10.61		$11.10

ACTIVITY FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53		0.52		0.49		0.31		0.19
Net realized and unrealized gain (loss) on investments	0.04		(0.09)		(0.11)		(0.58)		(0.45)
Total from investment operations	0.57		0.43		0.38		(0.27)		(0.26)

LESS DISTRIBUTIONS:
From net investment income	(0.53)		(0.53)		(0.50)		(0.31)		(0.23)
Total distributions	(0.53)		(0.53)		(0.50)		(0.31)		(0.23)

Net asset value, end of year	$9.85		$9.81		$9.91		$10.03		$10.61

Total return(b)	5.89%		4.29%		3.85%		(2.51	)%(c)	(2.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$381,780		$439,123		$483,579		$589,962		$661,269
Ratios to average net assets
Expenses(d)	1.24	%(f)	1.25	%(f)	1.23	%(f)	1.21	%(f)	1.21%
Net investment income, net of reimbursement(d,e)	5.30%		5.18%		4.96%		3.06%		1.74%
Portfolio turnover rate	194%		380%		465%		1026%		790%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed or recaptured a portion of the expenses, total returns would have been lower or higher, respectively.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(f)	Includes interest expense. Excluding interest expense, the following ratios would have been:

Expenses(d)	1.24%	1.25%	1.23%	1.21%	N/A

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Toews Hedged U.S. Fund
Selected data based on a share outstanding throughout each year.

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2026		April 30, 2025		April 30, 2024		April 30, 2023		April 30, 2022
Net asset value, beginning of year	$12.68		$13.54		$12.54		$12.56		$15.00

ACTIVITY FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.31		0.40		0.44		0.12		(0.05)
Net realized and unrealized gain (loss) on investments	2.51		(0.77)		1.04		(0.14)		(0.59)
Total from investment operations	2.82		(0.37)		1.48		(0.02)		(0.64)

LESS DISTRIBUTIONS:
From net investment income	(0.35)		(0.49)		(0.48)		—		—
From net realized gains on investments	(0.08)		—		—		—		(1.75)
From return of capital	—		—		—		—		(0.05)
Total distributions	(0.43)		(0.49)		(0.48)		—		(1.80)

Net asset value, end of year	$15.07		$12.68		$13.54		$12.54		$12.56

Total return(b)	22.28%		(2.94)%		11.93%		(0.16)%		(5.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$61,099		$56,425		$72,550		$83,361		$124,788
Ratios to average net assets
Expenses, net of reimbursement(c)	1.25	%(e)	1.25	%(e)	1.25	%(e)	1.25	%(e)	1.25%
Expenses, before reimbursement(c)	1.45	%(e)	1.43	%(e)	1.37	%(e)	1.33	%(e)	1.26%
Net investment income (loss), net of reimbursement(c,d)	2.16%		2.93%		3.31%		1.02%		(0.35)%
Portfolio turnover rate	0%		427%		3133%		0%		443%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes interest expense. Excluding interest expense, the following ratios would have been:

Expenses, net of reimbursement(c)	1.25%	1.25%	1.25%	1.25%	N/A
Expenses, before reimbursement(c)	1.45%	1.43%	1.37%	1.33%	N/A

56

Toews Hedged Opportunity Fund
Selected data based on a share outstanding throughout each year/period.

	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023		For the Year Ended April 30, 2022
Net asset value, beginning of year/period	$8.99	$10.32	$9.37	$10.39		$14.56

ACTIVITY FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.21	0.29	0.32	0.10		(0.05)
Net realized and unrealized gain (loss) on investments	1.92	(1.17)	0.70	(1.12)		(2.17)
Total from investment operations	2.13	(0.88)	1.02	(1.02)		(2.22)

LESS DISTRIBUTIONS:
From net investment income	(0.51)	(0.45)	(0.07)	(0.00	)(b)	(0.00	) (b)
From net realized gains on investments	—	—	—	—		(1.95)
Total distributions	(0.51)	(0.45)	(0.07)	(0.00	)(b)	(1.95)

Net asset value, end of year/period	$10.61	$8.99	$10.32	$9.37		$10.39

Total return(c)	23.96%	(8.84)%	10.90%	(9.80)%		(16.08)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$48,325	$29,360	$57,523	$62,491		$97,855
Ratios to average net assets
Expenses, net of reimbursement(d,f)	1.25%	1.26%	1.25%	1.25%		1.26%
Expenses, before reimbursement(d,f)	1.52%	1.51%	1.41%	1.34%		1.31%
Net investment income (loss), net of reimbursement(d,e)	2.07%	2.90%	3.25%	0.98%		(0.39)%
Portfolio turnover rate	0%	422%	3059%	0%		433%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Represents less than $0.01 per share.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed or recaptured a portion of the expenses, total returns would have been lower or higher, respectively.

(d)	Does not include expenses of the investment companies in which the Fund invests.

(e)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(f)	Includes interest expense. Excluding interest expense, the following ratios would have been:

Expenses, net of reimbursement(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement(d)	1.52%	1.50%	1.41%	1.34%	1.30%

57

Toews Unconstrained Income Fund
Selected data based on a share outstanding throughout each year.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2026	April 30, 2025	April 30, 2024	April 30, 2023	April 30, 2022
Net asset value, beginning of year	$9.13	$9.14	$9.32	$9.60	$10.04

ACTIVITY FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.39	0.39	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.03	(0.01)	(0.18)	(0.28)	(0.42)
Total from investment operations	0.40	0.38	0.21	(0.07)	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.39)	(0.39)	(0.19)	(0.17)
From return of capital	—	—	—	(0.02)	—
Total distributions	(0.36)	(0.39)	(0.39)	(0.21)	(0.17)

Net asset value, end of year	$9.17	$9.13	$9.14	$9.32	$9.60

Total return(b)	4.47%	4.16%	2.32%	(0.68)%	(2.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$42,091	$52,018	$41,796	$54,444	$64,595
Ratios to average net assets
Expenses, net of reimbursement(c)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursement(c)	1.47%	1.51%	1.44%	1.38%	1.33%
Net investment income, net of reimbursement(c,d)	3.97%	4.17%	4.21%	2.21%	1.51%
Portfolio turnover rate	231%	380%	722%	691%	651%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

58

Toews Managed Risk Equity Fund (fka Toews Tactical Defensive Alpha Fund)
Selected data based on a share outstanding throughout each year.

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2026		April 30, 2025		April 30, 2024		April 30, 2023		April 30, 2022
Net asset value, beginning of year	$9.60		$9.90		$9.51		$10.70		$14.39

ACTIVITY FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.27		0.23		0.13		0.02
Net realized and unrealized gain (loss) on investments	1.25		(0.24)		0.41		(1.22)		(0.65)
Total from investment operations	1.47		0.03		0.64		(1.09)		(0.63)

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.33)		(0.25)		(0.10)		—
From net realized gains on investments	—		—		—		—		(3.06)
Total distributions	(0.22)		(0.33)		(0.25)		(0.10)		(3.06)

Net asset value, end of year	$10.85		$9.60		$9.90		$9.51		$10.70

Total return(b)	15.34%		0.13%		6.81%		(10.21)%		(5.46)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$67,388		$52,278		$63,189		$108,318		$125,951
Ratios to average net assets
Expenses, net of reimbursement(c)	1.25	%(e)	1.25	%(e)	1.25	%(e)	1.26	%(e)	1.25%
Expenses, before reimbursement(c)	1.38	%(e)	1.41	%(e)	1.34	%(e)	1.29	%(e)	1.24%
Net investment Income, net of reimbursement(c,d)	2.11%		2.62%		2.40%		1.27%		0.16%
Portfolio turnover rate	0%		764%		669%		610%		1003%

(a)	Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Includes interest expense. Excluding interest expense, the following ratios would have been:

Expenses, net of reimbursement(c)	1.25%	1.25%	1.25%	1.25%	N/A
Expenses, before reimbursement(c)	1.38%	1.41%	1.34%	1.28%	N/A

59

TOEWS FUNDS

Adviser	Toews Corporation 1750 Zion Road, Suite 201 Northfield, New Jersey 08225
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, Colorado 80202
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, Ohio 45202

Additional information about the Funds, including each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Funds’ Statement of Additional Information dated August 28, 2026 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about each Fund’s investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-558-6397 or visit www.ToewsCorp.com. You may also write to:

Toews Funds
c/o Ultimus Fund Solutions, LLC
Regular/Express Mail
P.O. Box 46707
Cincinnati, OH 45246

or over night

225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File #811-21720

Toews Tactical Income Fund
Ticker Symbol: THHYX

Toews Hedged U.S. Fund
Ticker Symbol: THLGX

Toews Hedged Opportunity Fund
Ticker Symbol: THSMX

Toews Unconstrained Income Fund
Ticker Symbol: TUIFX

Toews Managed Risk Equity Fund
Ticker Symbol: TMREX

Each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Toews Tactical Income Fund, Toews Hedged U.S. Fund, Toews Hedged Opportunity Fund, Toews Unconstrained Income Fund, and Toews Managed Risk Equity Fund (individually a “Fund,” collectively the “Funds”) dated August 28, 2026 which is incorporated herein by reference. You can obtain copies of a prospectus, annual or semiannual financial statements without charge by contacting the Funds’ Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling 1-877-558-6397. You may also obtain a prospectus by visiting the Funds’ website at www.ToewsCorp.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	1
INVESTMENT RESTRICTIONS	22
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	24
MANAGEMENT	26
CONTROL PERSONS AND PRINCIPAL HOLDERS	31
INVESTMENT ADVISER	34
DISTRIBUTION OF SHARES	37
PORTFOLIO MANAGERS	38
ALLOCATION OF PORTFOLIO BROKERAGE	40
PORTFOLIO TURNOVER	41
OTHER SERVICE PROVIDERS	43
DESCRIPTION OF SHARES	49
ANTI-MONEY LAUNDERING PROGRAM	49
PURCHASE, REDEMPTION AND PRICING OF SHARES	50
TAX STATUS	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	59
LEGAL COUNSEL	60
APPENDIX A – DESCRIPTION OF BOND RATINGS	61
APPENDIX B –ADVISER’S PROXY VOTING POLICIES AND PROCEDURES	66

THE FUNDS

Toews Tactical Income Fund, Toews Hedged U.S. Fund, Toews Hedged Opportunity Fund, Toews Unconstrained Income Fund, and Toews Managed Risk Equity Fund comprise five series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund is a diversified series of the Trust. Toews Corporation (the “Adviser”) is the Funds’ investment adviser. Each Fund’s investment objective, restrictions and policies are more fully described here and in the Funds’ prospectus (the “Prospectus”). The Board may start other series and offer shares of a new fund under the Trust at any time. The Board may classify and reclassify the shares of a Fund into additional classes at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus. Each Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The following information describes securities in which each Fund may invest, with noted exceptions.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Each Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Each Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in a Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which each Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Structured Notes

Each Fund may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. Investments in structured notes involve risks including income risk, credit and market risk. A structured note’s performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or “linked” equity security, currency, interest rate, index or other financial indicator.

When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. A Fund’s right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in the reference factors. For example, where a Fund’s structured notes are linked to factors such as interest rates or a particular index, changes in interest rates and movement of the index may cause significant price fluctuations. In addition, changes in a reference instrument or security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference instrument or security underlying the note. Consistent with each Fund’s policy on illiquid investments, each Fund will only invest in structured products to the extent the Adviser determines that such products are liquid.

Debt Securities

The Funds may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank per Fund; if the principal amount and accrued interest together exceed $250,000 for a Fund, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation

Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

SOFR Risk.

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after it initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

High Yield Securities

High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the applicable Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Investment Companies

Each Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that the Funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Funds take appropriate steps to comply with any conditions in such order.

Each Fund may rely on Section (d)(1)(F) and Rule 12d1-3, which allow unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

The Funds and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by a Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisor of the Underlying Funds are made independently of a Fund and the Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to a Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Funds may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value (“NAV”).

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETF in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Exchange-Traded Notes (“ETNs”)

The Funds may invest in ETNs, which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

REITs

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the Pacific Stock Exchange and the NASDAQ PHLX.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts.

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

The Funds may invest in futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Funds expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Exclusion from Regulation as a Commodity Pool Operator

The Adviser, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a) (2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades, e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

Each Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements enhances the Fund’s total return will depend on the Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of

(a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. Each Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. Each Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. Each Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the

U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental restriction (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. Each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. Each Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to interpretations of the SEC or its staff described in fundamental restriction (2) above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act, which prohibits mutual funds from issuing senior securities. Under the 1940 Act, a mutual fund may borrow from a bank, provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings; or from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. However, rather than rigidly deeming all such practices outside of bank borrowing as impermissible forms of issuing a “senior security” under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and to not trade on any material non-public information.

●	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

●	Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Fifth Third Bank. Fifth Third Bank is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Funds.

●	RSM US LLP. RSM US LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing other audit, tax and related services to the Funds.

●	Thompson Hine LLP. Thompson Hine LLP is counsel to the Trust; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual financial statements and SEC filings.

●	Counsel to the Independent Trustees. Counsel to the Independent Trustees and its personnel have access to each Fund’s portfolio holdings in connection with the Board’s review of the Funds’ annual and semi-annual financial statements and SEC filings.

●	Derivatives Risk Consultant: The Trust has engaged a derivatives risk consultant (the “Consultant”) to consult with the Board, and the Adviser, regarding the effectiveness of derivatives risk management. The Consultant therefore may have access to the Fund’s portfolio holdings in order to provide such services to the Trust.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and to not trade on any material non-public information.

There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six (6) individuals whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the group of Funds managed by the Adviser (the “Fund Complex”) and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor holds PhD, Masters and Bachelors degrees in Accountancy, is a licensed Certified Public Accountant and has over 30 years of academic and professional experience in the accounting and auditing fields, all of which make him particularly qualified to chair the Trust’s Audit Committee. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and served a three-year term as President of the American Accounting Association (AAA) (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). Dr. Taylor previously served as AAA Vice President-Finance, and as President of the Auditing Section of the AAA. Dr. Taylor serves as a member of three other mutual fund boards within the Northern Lights Fund Complex. He served a three-year term on the AICPA’s Auditing Standards Board (2010-2012) and previously completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that have received grants from the Center for Audit Quality to study how accounting firms’ tone-at-the top messaging impacts audit performance and how auditors manage the process of auditing fair value measurements and other complex estimates in financial statements. Dr. Taylor has published extensively in leading academic accounting journals, has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels, and possesses a strong understanding of the regulatory framework under which investment companies operate.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.

Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other Trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.

Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	8	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Carlyle Tactical Private Credit Fund (since March 2018); Caryle Credit Income Fund (September 2023); Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021); Caryle Credit Income Fund (since July 2023); and iDirect Private Markets Fund (2014-2025).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	8	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit; TPG Private Markets Fund (since 2025); iDirect Multi-Strategy Fund, LLC (since 2025); Morgan Stanley Private Markets and Alternatives Fund (since 2025) Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	8	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	8	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (2010-2025); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	8	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Northern Lights Variable Trust (since 2011); and Alternative Strategies Fund (2012-2025).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	8	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); and Alternative Strategies Fund (2010-2025).

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Client Strategies (since 2025); Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (2020-April 2025); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020);
		Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017);
		Director, Ultimus Fund Solutions, LLC (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust
(since January 2021);
Vice President-Senior Compliance Officer, NLCS (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current);
		Senior Vice President-Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As July 31, 2026, the Trust was comprised of 66 active funds managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Adviser.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter and will meet at least annually. During the past fiscal year, the Audit Committee held eleven meetings.

Compensation

As of January 1, 2025, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $51,250, allocated among each of the various portfolios comprising the Trust and Northern Lights Variable Trust (together, the “Trusts”), a separate registrant that shares a common board with the Trust, for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to which, the Chairman of the Board receives a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Prior to January 1, 2025, each Trustee who was not affiliated with the Trusts or an investment adviser to any series of the Trusts received a quarterly fee of $50,000, allocated among each of the various portfolios comprising the Trusts. In addition to the quarterly fees and reimbursements, the Chairman of the Board previously received a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Additionally, in the event a meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the applicable Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trusts.

The table below details the amount of compensation the Trustees received from the Funds during the fiscal year ended April 30, 2026. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Toews Tactical Income Fund	Toews Hedged U.S. Fund	Toews Hedged Opportunity Fund	Toews Unconstrained Income Fund	Toews Managed Risk Equity Fund
Anthony J. Hertl	$2,960	$2,960	$2,960	$2,960	$2,960
Gary Lanzen	$2,493	$2,493	$2,493	$2,493	$2,493
Mark Taylor	$2,648	$2,648	$2,648	$2,648	$2,648
John V. Palancia	$2,493	$2,493	$2,493	$2,493	$2,493
Mark D. Gersten	$2,493	$2,493	$2,493	$2,493	$2,493
Mark Garbin	$2,493	$2,493	$2,493	$2,493	$2,493

Name and Position	Toews Agility Shares Dynamic Tactical Income ETF	Toews Agility Shares Managed Risk ETF	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
Anthony J. Hertl	$2,960	$2,960	None	None	$20,720
Gary Lanzen	$2,493	$2,493	None	None	$17,451
Mark Taylor	$2,648	$2,648	None	None	$18,536
John V. Palancia	$2,493	$2,493	None	None	$17,451
Mark D. Gersten	$2,493	$2,493	None	None	$17,451
Mark Garbin	$2,493	$2,493	None	None	$17,451

*	The term “Fund Complex” includes series of the Trust that are advised by the Adviser. There are currently multiple series comprising the Trust. Trustees’ fees are allocated equitable among the series in the Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
John V. Palancia	None	None
Mark Taylor	None	None
Mark D. Gersten	None	None
Mark Garbin	None	$50,001-$100,000

Management Ownership

As of August 4, 2026 the Trustees, as a group, owned less than 1% of each Fund’s outstanding shares and less than 1% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

As of August 4, 2026, the following shareholders of record owned 5% or more of the outstanding shares of the Funds.

Name & Address	Shares	Percentage of Fund
Toews Tactical Income Fund
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	19,324,620	51.22%
LPL Financial 4707 Executive Dr San Diego, CA 92121	4,820,124	12.78%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	3,500,2378	9.28%

Name & Address	Shares	Percentage of Fund
Toews Managed Risk Equity Fund
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	1,294,370	26.02%
Matrix Trust Company Cust. FBO Kades-Margolis 717 17th Street, Suite 1300 Denver CO 80202	1,075,881	21.63%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	748,237	15.04%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	627,846	12.62%
Matrix Trust Company Cust. FBO Kades-Margolis 717 17th Street, Suite 1300 Denver CO 80202	626,457	12.59%

Name & Address	Shares	Percentage of Fund
Toews Unconstrained Income Fund
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	3,115,812	70.31%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	322,948	7.29%
Matrix Trust Company Cust. Cust. FBO Kades-Margolis 717 17th Street, Suite 1300 Denver CO 80202	248,638	5.61%

Name & Address	Shares	Percentage of Fund
Toews Hedged Opportunity Fund
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	2,653,056	60.47%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	356,197	8.12%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	251,823	5.74%

Name & Address	Shares	Percentage of Fund
Toews Hedged U.S. Fund
Charles Schwab/Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105	2,278,599	59.14%
LPL Financial 4707 Executive Dr San Diego, CA 92121	255,863	6.64%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	197,753	5.13%

INVESTMENT ADVISER

The Adviser of each Fund is Toews Corporation, located at 1750 Zion Road, Suite 201, Northfield, NJ 08225. The Adviser was founded by Phillip Toews in 1994. Phillip Toews is the sole shareholder of the Adviser.

Under an investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Advisory Agreement”), the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was most recently renewed by the Board, including by a majority of the Independent Trustees, at a meeting held on June 17-18, 2026.

The following table sets forth the annual management fee rate payable by each Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	Total Management Fee
Toews Tactical Income Fund	1.00%
Toews Hedged U.S. Fund	1.00%
Toews Hedged Opportunity Fund	1.00%
Toews Unconstrained Income Fund	1.00%
Toews Managed Risk Equity Fund	1.00%

The following table displays the advisory fees for the Funds during the fiscal period ended April 30, 2024:

FUND	Advisory Fees Incurred	Advisory Fees Waived
Toews Tactical Income Fund	$5,308,385	$0
Toews Hedged U.S. Fund	$876,255	$100,892
Toews Hedged Opportunity Fund	$628,178	$97,449
Toews Unconstrained Income Fund	$482,511	$93,180
Toews Managed Risk Equity Fund	$819,511	$71,059

The following table displays the advisory fees for the Funds during the fiscal year ended April 30, 2025:

FUND	Advisory Fees Incurred	Advisory Fees Waived
Toews Tactical Income Fund	$4,705,885	$0
Toews Hedged U.S. Fund	$669,972	$122,569
Toews Hedged Opportunity Fund	$470,951	$117,852
Toews Unconstrained Income Fund	$409,560	$106,533
Toews Managed Risk Equity Fund	$563,820	$89,898

The following table displays the advisory fees for the Funds during the fiscal year ended April 30, 2026:

FUND	Advisory Fees Incurred	Advisory Fees Waived
Toews Tactical Income Fund	$4,110,877	$0
Toews Hedged U.S. Fund	$614,733	$123,947
Toews Hedged Opportunity Fund	$312,556	$82,330
Toews Unconstrained Income Fund	$466,023	$100,835
Toews Managed Risk Equity Fund	$685,365	$88,475

The Adviser is contractually limiting (capping) total annual operating expenses of the Funds through August 31, 2027 including the advisory fee, (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser), as follows, expressed as a percentage of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits and the expense limits at the time of recoupment.

Fund	Fee Cap	Contractual Period
Toews Tactical Income Fund	1.25%	August 31, 2027
Toews Hedged U.S. Fund	1.25%	August 31, 2027
Toews Hedged Opportunity Fund	1.25%	August 31, 2027
Toews Unconstrained Income Fund	1.25%	August 31, 2027
Toews Managed Risk Equity Fund	1.25%	August 31, 2027

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, the Funds are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled “Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Funds and of pricing the Funds’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Funds and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business, and (m) dividend expense on securities sold short.

The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Code adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, a separate code which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management (the “Code”). The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rules and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Funds to the Adviser and responsibility for voting proxies of securities held by the Funds to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of a Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Funds at 1-877-558-6397 or sending an email to Fulfillment@ultimusfundsolutions.com; (2) on or through the Funds’ website at www.ToewsCorp.com and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds’ pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the applicable Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2024:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Toews Tactical Income Fund	$0	$0	$0	*
Toews Hedged U.S. Fund	$0	$0	$0	*
Toews Hedged Opportunity Fund	$0	$0	$0	*
Toews Unconstrained Income Fund	$0	$0	$0	*
Toews Managed Risk Equity Fund	$0	$0	$0	*

*	The Distributor received $213,824 from the Adviser as compensation for its distribution services to the Funds.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2025:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Toews Tactical Income Fund	$0	$0	$0	*
Toews Hedged U.S. Fund	$0	$0	$0	*
Toews Hedged Opportunity Fund	$0	$0	$0	*
Toews Unconstrained Income Fund	$0	$0	$0	*
Toews Managed Risk Equity Fund	$0	$0	$0	*

*	The Distributor received $176,449 from the Adviser as compensation for its distribution services to the Funds.

The following table sets forth the total compensation received by the Distributor from each Fund during the fiscal year ended April 30, 2026:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Toews Tactical Income Fund	$0	$0	$0	*
Toews Hedged U.S. Fund	$0	$0	$0	*
Toews Hedged Opportunity Fund	$0	$0	$0	*
Toews Unconstrained Income Fund	$0	$0	$0	*
Toews Managed Risk Equity Fund	$0	$0	$0	*

*	The Distributor received $154,934 from the Adviser as compensation for its distribution services to the Funds.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds. The Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record.

PORTFOLIO MANAGERS

The Funds’ portfolio managers are Randall Schroeder, Phillip Toews, Jason Graffius and Charles Collins. As of April 30, 2026, the portfolio managers were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Mr. Schroeder
Registered Investment Companies	8	$980 million	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	237	$17.7 million	0	N/A

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Mr. Toews
Registered Investment Companies	8	$980 million	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	237	$17.7 million	0	N/A
Mr. Graffius
Registered Investment Companies	8	$980 million	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	237	$17.7 million	0	N/A
Mr. Collins
Registered Investment Companies	8	$980 million	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	237	$17.7 million	0	N/A

Conflicts of Interest.

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over a Fund.

When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Mr. Toews earns a salary and profitability bonus from the Adviser, as 100% owner of the Adviser, he is compensated primarily out of the Adviser’s profits. Mr. Schroeder, Mr. Graffius and Mr. Collins each earn a salary and discretionary bonus from the Adviser.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in each Fund as of April 30, 2026.

Fund	Dollar Range of Equity Securities in the Fund
	Phillip Toews	Randall Schroeder	Jason Graffius	Charles Collins
Toews Tactical Income Fund	$1-$10,000	$50,001-$100,000	None	None
Toews Hedged U.S. Fund	over $100,000	$50,001-$100,000	over $100,000	None
Toews Hedged Opportunity Fund	over $100,000	$50,001-$100,000	None	None
Toews Unconstrained Income Fund	None	$50,001-$100,000	$50,001-$100,000	None
Toews Managed Risk Equity Fund	None	$50,001-$100,000	over $100,000	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for the Funds’ use. Such an allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of each Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the

Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit a Fund.

For the fiscal year ended April 30, 2024, the Funds incurred the following brokerage commissions:

FUND	Brokerage Commissions
Toews Tactical Income Fund	$324,214
Toews Hedged U.S. Fund	$62,770
Toews Hedged Opportunity Fund	$86,796
Toews Unconstrained Income Fund	$18,348
Toews Managed Risk Equity Fund	$103,739

For the fiscal year ended April 30, 2025, the Funds incurred the following brokerage commissions:

FUND	Brokerage Commissions
Toews Tactical Income Fund	$413,091
Toews Hedged U.S. Fund	$37,773
Toews Hedged Opportunity Fund	$60,436
Toews Unconstrained Income Fund	$16,805
Toews Managed Risk Equity Fund	$62,725

For the fiscal year ended April 30, 2026, the Funds incurred the following brokerage commissions:

FUND	Brokerage Commissions
Toews Tactical Income Fund	$205,552
Toews Hedged U.S. Fund	$18,491
Toews Hedged Opportunity Fund	$23,396
Toews Unconstrained Income Fund	$15,420
Toews Managed Risk Equity Fund	$27,716

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The Funds and their strategies are expected to produce a high turnover rate.

For the fiscal year ended April 30, 2025, the Funds’ portfolio turnover rate was:

FUND	Portfolio Turnover Rates
Toews Tactical Income Fund	380%
Toews Hedged U.S. Fund	427%
Toews Hedged Opportunity Fund	422%
Toews Unconstrained Income Fund	380%
Toews Managed Risk Equity Fund	764%

For the fiscal year ended April 30, 2026, the Funds’ portfolio turnover rate was:

FUND	Portfolio Turnover Rates
Toews Tactical Income Fund	194%
Toews Hedged U.S. Fund	0%
Toews Hedged Opportunity Fund	0%
Toews Unconstrained Income Fund	231%
Toews Managed Risk Equity Fund	0%

The decrease in the portfolio turnover rates for the Toews Hedged U.S. Fund and the Toews Hedged Opportunity Fund was primarily attributable to the manner in which the Funds implemented defensive positioning during the fiscal year rather than to an absence of market volatility. Major U.S. equity indices advanced through the first three quarters of the fiscal period, with the S&P 500 Index posting consecutive monthly gains from May 2025 through January 2026, which allowed the Funds to remain invested in their domestic large-capitalization, mid-capitalization and small-capitalization equity positions for extended periods. The advance was interrupted by several risk-off episodes, including the renewed U.S.-China tariff escalation announced on October 10, 2025, a broader equity pullback in November 2025 associated with the prolonged federal government shutdown and concerns regarding artificial intelligence related valuations, a sharp decline in software and technology shares in early February 2026, and a market-wide selloff beginning February 28, 2026 following the onset of the conflict with Iran and the disruption of shipping through the Strait of Hormuz, which produced the weakest month for U.S. equities in four years before markets recovered sharply in April 2026. During each of these defensive periods, the Funds reduced effective equity exposure by purchasing at-the-money put options on their existing holdings rather than by selling the underlying domestic equity positions, and subsequently removed those hedges as market conditions stabilized.

Two features of the portfolio turnover calculation account for the resulting rate. First, the calculation excludes from both the numerator and the denominator all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. The put options used by the Funds during the period carried expiration dates of approximately one month from the date of purchase and were therefore excluded from the calculation, notwithstanding that the Funds’ hedging activity represented meaningful investment decisions during the fiscal year. Second, the calculation is based on the lesser of purchases or sales of portfolio securities. Because the Funds retained their underlying domestic equity positions throughout the period rather than liquidating them, sales of portfolio securities were minimal, and the lesser of purchases or sales was correspondingly minimal irrespective of the equity purchases made in establishing positions earlier in the fiscal year. Transaction costs associated with the Funds’ option activity are not reflected in the portfolio turnover rate but are included in the brokerage commissions disclosed above. Securities received by the Toews Hedged Opportunity Fund in connection with the reorganization of the Toews Hedged Oceania Fund into the Fund during the period are excluded from the portfolio turnover calculation.

The decreases in the portfolio turnover rates for the Toews Tactical Income Fund and the Toews Unconstrained Income Fund each reflected a lower frequency of tactical reallocations during the fiscal year ended April 30, 2026 relative to the prior fiscal year. Both Funds implement their tactical allocation decisions through staggered partial and full movements into and out of underlying instruments, generally conducted in thirds, in response to evolving credit and interest rate conditions. Fixed income markets were comparatively stable through the majority of the fiscal period. High yield credit spreads remained near multi-year lows from May 2025 through January 2026, and investment grade spreads reached their tightest levels of the period in late January 2026, which limited the number of discrete risk-reduction signals generated during those months. Notable tactical entries and exits occurred in October and November 2025 and in March and April 2026. The October and November 2025 activity coincided with the renewed U.S.-China tariff escalation announced on October 10, 2025, the prolonged federal government shutdown, concerns regarding artificial intelligence related capital expenditures, reduced expectations for further Federal Reserve rate reductions and associated outflows from high yield funds, followed by a late November rally in which high yield spreads narrowed and the yield to worst on the U.S. high yield market declined. The March and April 2026 activity coincided with the widening of credit spreads that followed the onset of the conflict with Iran on February 28, 2026 and the resulting increase in energy prices and inflation expectations, and with the subsequent tightening of spreads in April 2026 as cease-fire discussions progressed and credit and equity markets recovered.

In addition to the reduced frequency of tactical movements common to both Funds, certain factors specific to each Fund contributed to the decline. The Toews Tactical Income Fund maintains exposure to high yield credit through both direct holdings in individual high yield bonds and positions in high yield bond exchange-traded funds. When the Fund moves to a defensive posture, it acts on both sleeves at the same time, selling its exchange-traded fund positions while selling high yield index futures against its individual bond holdings, which are retained rather than liquidated. Because the portfolio turnover calculation excludes from both the numerator and the denominator all instruments whose maturities or expiration dates at the time of acquisition were one year or less, the futures positions used to hedge the individual bond sleeve did not contribute to reported portfolio turnover, and the individual bonds themselves were not sold in connection with those defensive movements. Reported turnover for the period was therefore driven principally by the Fund’s exchange-traded fund reallocations, and the smaller number of discrete entry and exit movements executed during the fiscal year ended April 30, 2026 produced a correspondingly lower rate. For the Toews Unconstrained Income Fund, the short-term rotation strategy employed during portions of the 2024-2025 fiscal year, under which U.S. Treasury securities were rolled approximately every 30 days prior to reallocating assets back into aggregate bond exposure such as positions tracking the Bloomberg U.S. Aggregate Bond Index, was utilized less frequently during the current fiscal year. Interest rate expectations shifted materially over the course of the period, as softening labor market and manufacturing data supported a decline in intermediate Treasury yields through February 2026, after which the inflationary effects of the conflict with Iran led the market to remove expectations for further Federal Reserve rate reductions in 2026 and drove yields higher across the curve.

The decrease in the portfolio turnover rate for the Toews Managed Risk Equity Fund was primarily attributable to the completion of the repositioning associated with the Fund’s revised principal investment strategies, which became effective February 7, 2025, during the fiscal year ended April 30, 2025. The transition to the Fund’s managed risk equity approach required a substantial reallocation of the portfolio during the prior fiscal period and accounted for the majority of the turnover reported for that year. Following the transition, the Fund maintains continuous equity exposure and manages downside risk principally through an options overlay rather than through the sale and repurchase of its underlying equity positions. The Fund’s equity positions were retained throughout the fiscal year ended April 30, 2026, and the option positions acquired by the Fund during the period carried expiration dates of less than one year from the date of acquisition. Because the portfolio turnover calculation excludes from both the numerator and the denominator all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, and because the calculation is based on the lesser of purchases or sales of portfolio securities, the Fund’s overlay activity during the period did not contribute to reported portfolio turnover.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC, (“UFS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Funds’ pursuant to a Fund Services Agreement (the “Agreement”) with the fund and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of UFS or its affiliates.

UFS may recommend the engagement of certain service providers, such as trading subadvisors, securities lending agents and other service providers, to the Trust and advisers and subadvisers of Funds in the Trust. UFS may receive a referral or revenue sharing fee from such service providers in connection with such engagements. Any agreements between the Trust and such service providers are subject to the approval of the Trustees.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Agreement became effective on June 22, 2011, and remained in effect for two years from the applicable effective date for the Funds, and has continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements and tailored shareholder reports; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by UFS, the Funds pay UFS an asset-based fee, which scales downward based upon net assets. The Funds also pay UFS for any out-of-pocket expenses.

For the fiscal year ended April 30, 2024, the Funds incurred the following in administrative fees:

FUND	Administration Service Fees
Toews Tactical Income Fund	$339,619
Toews Hedged U.S. Fund	$72,879
Toews Hedged Opportunity Fund	$59,003
Toews Unconstrained Income Fund	$39,317
Toews Managed Risk Equity Fund	$69,481

For the fiscal year ended April 30, 2025, the Funds incurred the following in administrative fees:

FUND	Administration Service Fees
Toews Tactical Income Fund	$354,871
Toews Hedged U.S. Fund	$67,366
Toews Hedged Opportunity Fund	$56,955
Toews Unconstrained Income Fund	$46,301
Toews Managed Risk Equity Fund	$62,203

For the fiscal year ended April 30, 2026, the Funds incurred the following in administrative fees:

FUND	Administration Service Fees
Toews Tactical Income Fund	$241,446
Toews Hedged U.S. Fund	$61,883
Toews Hedged Opportunity Fund	$41,052
Toews Unconstrained Income Fund	$34,460
Toews Managed Risk Equity Fund	$61,552

UFS also provides the Funds with accounting services, including: (i) daily computing of NAV; (ii) maintaining security ledgers and books and records as required by the 1940 Act; (iii) producing of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciling of accounting records; (v) calculating of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds. For the fund accounting services rendered to the Fund under the Agreement, the Funds pay UFS an asset-based fee, which scales downward based upon net assets. The Fund also pays UFS for any out-of-pocket expenses:

For the fiscal year ended April 30, 2024, the Funds incurred the following for accounting fees:

FUND	Fund Accounting Service Fees
Toews Tactical Income Fund	$111,755
Toews Hedged U.S. Fund	$18,356
Toews Hedged Opportunity Fund	$13,263
Toews Unconstrained Income Fund	$10,275
Toews Managed Risk Equity Fund	$17,045

For the fiscal year ended April 30, 2025, the Funds incurred the following for accounting fees:

FUND	Fund Accounting Service Fees
Toews Tactical Income Fund	$104,868
Toews Hedged U.S. Fund	$14,799
Toews Hedged Opportunity Fund	$10,919
Toews Unconstrained Income Fund	$8,791
Toews Managed Risk Equity Fund	$12,476

For the fiscal year ended April 30, 2026, the Funds incurred the following for accounting fees:

FUND	Fund Accounting Service Fees
Toews Tactical Income Fund	$86,018
Toews Hedged U.S. Fund	$12,995
Toews Hedged Opportunity Fund	$6,551
Toews Unconstrained Income Fund	$10,121
Toews Managed Risk Equity Fund	$14,607

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For such services rendered to the Funds under the Agreement, the Funds pay UFS an asset-based fee, which scales downward based upon net assets. The Funds also pay UFS for any out-of-pocket expenses.

For the fiscal year ended April 30, 2024, the Funds incurred the following for transfer agency fees:

FUND	Transfer Agency Service Fees
Toews Tactical Income Fund	$46,841
Toews Hedged U.S. Fund	$7,731
Toews Hedged Opportunity Fund	$8,714
Toews Unconstrained Income Fund	$7,485
Toews Managed Risk Equity Fund	$9,908

For the fiscal year ended April 30, 2025, the Funds incurred the following for transfer agency fees:

FUND	Transfer Agency Service Fees
Toews Tactical Income Fund	$49,106
Toews Hedged U.S. Fund	$9,837
Toews Hedged Opportunity Fund	$8,028
Toews Unconstrained Income Fund	$7,263
Toews Managed Risk Equity Fund	$8,606

For the fiscal year ended April 30, 2026, the Funds incurred the following for transfer agency fees:

FUND	Transfer Agency Service Fees
Toews Tactical Income Fund	$66,123
Toews Hedged U.S. Fund	$14,927
Toews Hedged Opportunity Fund	$12,144
Toews Unconstrained Income Fund	$12,879
Toews Managed Risk Equity Fund	$16,433

Custodian

Fifth Third Bank (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. A Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 38 Fountain Square Plaza, Cincinnati, OH, 45202.

Custody Administrator

Under the Custody Agreement with the Custodian, the Administrator serves as custody administrator on behalf of the Funds, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pay NLCS an annual fixed fee and an asset-based fee, which scales downward based upon the Fund’s net assets. The Funds also pay NLCS for any out-of-pocket expenses.

For the fiscal year ended April 30, 2024, the Funds incurred the following for compliance service fees:

FUND	Compliance Officer Fees
Toews Tactical Income Fund	$33,211
Toews Hedged U.S. Fund	$10,761
Toews Hedged Opportunity Fund	$9,979
Toews Unconstrained Income Fund	$9,393
Toews Managed Risk Equity Fund	$11,272

For the fiscal year ended April 30, 2025, the Funds incurred the following for compliance service fees:

FUND	Compliance Officer Fees
Toews Tactical Income Fund	$35,544
Toews Hedged U.S. Fund	$11,250
Toews Hedged Opportunity Fund	$10,235
Toews Unconstrained Income Fund	$9,496
Toews Managed Risk Equity Fund	$10,569

For the fiscal year ended April 30, 2026, the Funds incurred the following for compliance service fees:

FUND	Compliance Officer Fees
Toews Tactical Income Fund	$34,053
Toews Hedged U.S. Fund	$10,994
Toews Hedged Opportunity Fund	$9,001
Toews Unconstrained Income Fund	$10,501
Toews Managed Risk Equity Fund	$11,526

Securities Lending Activities

Securities Finance Trust Company (“eSec”) serves as the Funds’ securities lending agent pursuant to a Securities Lending Authorization Agreement between eSec and the Trust on behalf of the Funds. The dollar amounts of income and fees and compensation paid to the Funds and eSec related to the Funds’ respective securities lending activities during fiscal year ended April 30, 2026 were as follows:

	Toews Tactical Income Fund	Toews Unconstrained Income Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$767,702	$236,762
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(12,146)	$(3,939)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split*
Administrative fees not included in revenue split
Indemnification fees not included in revenue split
Rebate (paid to borrower)/Premium (paid to lender)	$(706,972)	$(217,067)
Other fees not included in revenue split	0	0
Aggregate fees/compensation for securities lending activities
Net income from securities lending activities	$48,584	$15,756

The services provided by eSec as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the Board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the Funds’ instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds’ instructions; and arranging for return of loaned securities to the Funds at loan termination.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program is written and has been approved by the Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “Net Asset Value,” the NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Funds’ Adviser in accordance with procedures approved by the Board as discussed below.

Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold investments, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to ensure the process produces reliable results.

Valuation Process. The fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser’s valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security

(who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to ratify the valuations made for the applicable securities. The Board considers the reports provided by the Adviser, including follow up studies of subsequent market- provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities. The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder’s shares in a Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Each Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Funds within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Funds were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent in writing at one of the addresses below to obtain a form for providing written notice to the Trust:

Regular Mail:

Toews Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246

Overnight Mail:
Toews Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Funds will be computed in accordance with Section 852 of the Tax Code.

Investment company taxable income generally includes dividends, interest and other income, less certain allowable expenses, and it also includes any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At April 30, 2026, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
Toews Tactical Income Fund	$63,612,346	$2,562,335	$66,174,681	$—
Toews Hedged U.S. Fund	—	—	—	7,263,216
Toews Hedged Opportunity Fund	10,937,359	8,308,065	19,245,424	2,405,756
Toews Unconstrained Income Fund	7,799,954	331,102	8,131,056	—
Toews Managed Risk Equity Fund	8,985,710	4,320,954	13,306,664	4,549,679

Each Fund intends to distribute all of its investment company taxable income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its income at the rates generally applicable to corporations, and distributions to shareholders, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code but should consult their own tax advisors about the tax consequences of investing in the Fund, including potential taxation of unrelated business taxable income.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income or “qualified dividend income” (as described below). In most cases, a Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Dividends paid by a Fund to an individual shareholder, to the extent such dividends are attributable to “qualified dividend income” received by the Fund from U.S. corporations (and certain foreign corporations), may qualify for taxation at the long-term capital gains rate available to individuals on qualified dividend income. Furthermore, dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may qualify for a dividends received deduction.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, qualified dividend income distributions and capital gain dividends, as well as gains from redemption of Fund shares) of U.S. individuals, estates and trusts, to the extent that the shareholder’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to the dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was originally issued, even though the holder receives no interest payment in cash on the security during the year. In addition, other debt instruments, such as pay-in-kind securities, may give rise to income under the original issue discount rules, which income is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (that is, U.S. citizens and residents, and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Funds.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Funds issue to shareholders a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust, on behalf of the Funds, has selected RSM US LLP, located at 555 Seventeenth Street, Suite 1200, Denver, CO 80202, as its independent registered public accounting firm for the current fiscal year. RSM US LLP performs annual audits of each Fund’s financial statements and provides other audit, tax, and related services for each Fund.

LEGAL COUNSEL

Thompson Hine LLP, 41 South Street, Suite 1700 Columbus, OH 43215 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Financial Statements of the Funds for the fiscal year ended April 30, 2026. You can obtain a copy of the Annual Financial Statements without charge by calling the Funds at 1- 877-558-6397.

APPENDIX A
DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA — highest credit quality, with negligible risk factors; AA — high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A— average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA — highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA — very high credit quality, with very strong ability to pay interest and repay principal; A — high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

●	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

●	SP-2 Satisfactory capacity to pay principal and interest.

●	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

●	MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

●	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

●	MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

●	MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ — denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 — very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 — good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURESOF THE ADVISER

Toews Corporation Proxy Voting

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Policy

Adviser, as a matter of policy and practice, has no authority to vote proxies on behalf of separate account advisory clients. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. Adviser’s policy of having no proxy voting responsibility is disclosed to clients. Adviser will also ensure that custody arrangements with clients do not assign proxy voting authority to the Adviser.

As to each client that is a registered investment company, a Fund, Adviser employs “tactical” strategy by investing in a combination of securities in the companies and derivatives using technical analysis that it believes will produce economic exposure along a continuum similar to that of the securities of broad-based indices. As a result of tactical moves, when a fund holds individual company securities, Adviser exercises the Fund’s proxy voting rights with regard to the companies in that Fund’s investment portfolio, but Adviser recognizes that the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations are challenging to implement from the tactical point of view.

In order to meet its fiduciary obligation to the Funds while employing the tactical strategy mandated by each Fund, Adviser has contracted with a third-party service provider Toews will vote in a manner that balances employing the tactical implementation and attempting to provide for greatest shareholder value using data driven guidelines derived from publicly disclosed voting records of fund families selected by assets under management. The adviser believes that in addition to fulfilling its fiduciary obligation, using the data driven guidelines developed by the unaffiliated third-party service provider provides not only a level of independence, but also eliminates any potential conflicts that might arise. Adviser has implemented a review process to oversee the proxies voted by a third-party service provider to ensure that all votes have met the data driven guidelines and to provide assurance of no potential conflicts.

Proxy and Mirror Voting for Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Section 12(d)(1)(A) states that a registered investment company may not invest in the securities of another investment company if the acquiring investment company owns more than 3% of the total outstanding voting securities of the acquired investment company; the acquiring investment company owns securities issued by the acquired investment company with an aggregate value greater than 5% of its total assets; or the acquiring investment company owns securities issued by the acquired investment company and all other investment companies having an aggregate value greater than 10% of the value of its total assets.

The provisions in section 12(d)(1)(A) do not apply if the purchase or acquisition is made pursuant to an arrangement or agreement with the issuer of, or principal underwriter of the acquired investment company whereby the acquiring investment company is required to either seek instructions from its shareholders with regard to the voting of all proxies with respect to the acquired investment company and to vote such proxies in accordance with shareholder instructions, or to vote the shares held by it in the same proportion as the vote of all shareholders of the acquiring investment company.

Responsibility

Separately Managed Accounts

The CCO has the responsibility for the implementation and monitoring of its proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of separate account advisory clients without an appropriate review and change of the firm’s policy with appropriate regulatory requirements being met and records maintained.

Registered Investment Companies

The CCO has the responsibility for the implementation and monitoring of its proxy policy and to ensure that the proxy voting using a third-party service provider is exercised as outlined in the firm’s policy.

Procedure

Separately Managed Accounts Proxy Voting Process

Adviser has adopted various procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly, and amended or updated, as appropriate, which include the following:

●	Adviser discloses its proxy voting policy of not having proxy voting authority in its Firm Brochure or other client information for separate account advisory clients;

●	Adviser’s advisory agreements and client custodial agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority;

●	If Adviser’s new client information materials indicate that advisory clients retain proxy voting authority, then the advisory clients vote the proxies without Adviser’s involvement;

●	The CCO reviews the nature and extent of advisory services provided by the firm and monitors such services annually to determine and confirm that client proxies are not being voted by the firm or anyone within the firm for separate account advisory clients.

Registered Investment Company Fund Clients Proxy Voting Guidelines

Toews has contracted with a third-party service provider for a service (“Shareholder Value Template”, “SV Template”) that has extracted meeting proposals, categorized, and linked all voting records from the N-PX filings of certain fund families selected by assets under management. Each recorded vote by such fund family is categorized based on the proposal type. Toews will vote proxies based on the following rules:

●	If greater than 60% voted FOR the proposal, the SV Template reflects “FOR”;

●	If between 40-60% vote FOR on the proposal, the SV Template reflects “WITH MANAGEMENT”;

●	If less than 40% vote FOR the proposal, the SV Template reflects “AGAINST”;

●	With respect to proposals with detailed data points (e.g., Election of Directors, Ratification of Auditors, Proxy Access), guidelines will reflect the most common voting policies; and

●	With respect to a number of proposal types with limited voting information from the N-PX filing to reflect FOR or AGAINST, the SV Template will reflect With Management as a default.

●	With respect to the FOR percentage calculations, all “Not” votes shall be excluded.

The guidelines will reflect proposals categorized as Provide Right To Call Special Meetings to vote “FOR.”

The third-party service provider reviews the guidelines on a regular basis and new rules and categories are created from time to time, always using the logic described above. The guidelines only reflect the actual recorded voting behavior based on the logic described above.

Proxies for Other Investment Companies

Adviser serves as investment adviser to open-end investment companies established as open-end mutual funds and exchange traded funds (“ETFs”) under the Northern Lights Fund Trust (together “Fund Clients”). The Fund Clients are required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner.

Rule 12d1-4 treats all registered funds in a uniform manner. Each registered investment company client may act as an acquiring or acquired fund. To rely on Rule 12d1-4, a fund of funds arrangement must satisfy the following conditions:

●	Control and Voting: an acquired fund may not control an acquired fund. Accordingly, in most cases an acquiring fund and its advisory group may purchase up to 25% of an acquired fund’s outstanding shares. However, the 25% cap creates merely a presumption as to lack of control. In no circumstances may an acquiring fund and its advisory group exercise a controlling influence on the acquired fund’s management or policies, regardless of its level of share ownership.

●	An acquiring fund and its advisory group must use “mirror voting” if they, in the aggregate, own more than 25% of the outstanding voting securities of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund; or 10% of the outstanding voting securities of an acquired closed-end fund.

An acquiring fund and acquired fund that do not share an investment adviser must enter into a fund of funds investment agreement prior to the acquiring fund acquiring securities of the acquired fund in excess of the Section 12(d)(1) limits in reliance on Rule 12d1-4. Such an agreement must include the following:

●	Any material terms necessary for Adviser, underwriter, or depositor to have made the findings regarding the acquiring fund’s investment in the acquired fund;

●	A termination provision whereby either party can terminate the agreement with advance written notice within a period of no longer than 60 days; and

●	A provision whereby the acquired fund must provide the acquiring fund with fee and expense information to the extent reasonably requested.

The CCO is ultimately responsible for ensuring that all proxies received by Adviser for Registered Investment Companies are voted in a timely manner and in a manner consistent with Adviser’s established policies. Although the majority of proxy proposals can be handled in accordance with Adviser’s established proxy policies, Adviser recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Form N-PX

Adviser is responsible for voting proxies for all portfolio securities of the Funds and keeping certain records relating to how the proxies were voted as required by the Advisers Act. Adviser and the Sub-Adviser shall provide a complete voting record for the Funds, as requested.

Annual Report of Proxy Voting Record

Form N-PX is used by Funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ending June 30. The Form must be filed not later than August 31 of each year. The following information must be collected for the Trust separately for a Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the Fund security;

2.	The exchange ticker symbol of the Fund security;

3.	The CUSIP number (may be omitted if not available through reasonably practicable means);

4.	The shareholder meeting date;

5.	A brief description of the matter voted on;

6.	Whether the matter was proposed by the issuer or the security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors)

9.	Whether the Fund cast its vote for or against management

10.	The Funds may invest in other mutual funds and ETFs, which have no requirement to have an annual meeting. Therefore, proxy votes on mutual funds and ETFs are rare.

Compliance Process

1.	Adviser shall complete a Form N-PX Report at the time Adviser votes proxies on behalf of a Fund.

2.	Adviser shall keep one copy of each completed Form N-PX Report and deliver a copy to the CCO.

3.	At least 30 days prior to August 31, the CCO shall review Adviser’ corporate action records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If an unreported vote is discovered, the CCO shall contact Adviser for an explanation and documentation.

4.	The CCO shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX.

5.	Completed Form N-PX shall be sent to the Administrator who shall file Form N-PX with the SEC.

Proxy Records

Adviser must retain five types of records relating to proxy voting:

●	Proxy voting policies and procedures;

●	Proxy statements received for client and fund securities;

●	Records of votes cast on behalf of clients and funds;

●	Records of written requests for proxy voting information and written responses from the adviser to either a written or oral request; and

●	Any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision.

Overseeing Proxy Voting Advisors

At least annually, Adviser monitors the services provided by the third-party service provider to evaluate whether it has the capacity and competency to adequately provide data driven guidelines derived from publicly disclosed voting records of fund families selected by assets under management. Monitoring may include some or all of the following:

●	Periodically sampling proxy votes to review compliance with its policies and procedures or specifically reviewing a sample of proxy votes that relate to certain proposals that may require additional analysis.

●	Consider the adequacy and quality of the third-party service provider’s policies and procedures regarding its ability to ensure that the data driven guidelines derived from publicly disclosed voting records of fund families are accurate.

●	Reviewing the timeliness of the research provided – this may entail reviewing how far in advance of proxy voting data is received before the meeting date and proxy voting cut-off date.

●	Reviewing the accuracy in applying the votes to the data driven guidelines. This may entail taking a sampling of shareholder votes and determining whether they were voted in accordance with the Adviser’s proxy voting guidelines.

●	Reviewing potential conflicts of interest – the third-party service provider’s conflicts of interest should be mitigated since the guidelines are derived from publicly disclosed voting records of fund families selected by assets under management. However, Adviser should track relationships of the third-party proxy advisory firm that may impose conflicts of interest and how the proxy advisory firm resolves them.

Adviser shall review, at least annually, the adequacy of these Proxy Voting policies and procedures.

Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009, September 26, 2012 and June 25, 2019 previously filed on August 22, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,207, and hereby incorporated by reference.
(a)(2)	Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.
(b)	By-Laws, effective as of January 19, 2005, as amended December 14, 2009, March 23, 2016, November 9, 2021 and February 9, 2023 previously filed on April 25, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1425, and hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.
(d)(1)	Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference. Amended Investment Advisory Agreement to include The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in

Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(3)	Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(d)(4)	Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, LLC, previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.
(d)(5)	Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(6)	Investment Advisory Agreement between the Registrant, with respect to EAS Crow Point Alternatives Fund and Crow Point Partners, LLC, previously filed on October 27, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 883, and hereby incorporated by reference.

(d)(7)	Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.
(d)(8)	Investment Advisory Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group, previously filed on November 28, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 436, and hereby incorporated by reference.
(d)(9)	Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Core Frontier Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference. Amended Investment Advisory Agreement to include Toews Hedged Core W Fund, Toews Hedged High Yield Bond Fund, Toews Hedged Core L Fund and Toews Hedged Core S Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference. Amended Investment Advisory to include Toews Hedged Growth Allocation, Toews Unconstrained Income Fund and Toews Hedged Commodities Fund previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(d)(10)	Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference. Amended Investment Advisory Agreement to include Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(d)(11)	Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on July 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 728, and hereby incorporated by reference.
(d)(12)	Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.
(d)(13)	Investment Advisory Agreement between Astor Investment Management, LLC and the Registrant, with respect to the Astor Long/Short ETF Fund, the Astor S.T.A.R. ETF Fund and the Astor Active Income ETF Fund, previously filed on March 9, 2015 to the Registrant’s Registration Declaration in Post-Effective Amendment No. 694, and hereby incorporated by reference.
(d)(14)	Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to Equinox MutualHedge Futures Strategy Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.
(d)(15)	Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.
(d)(16)	Amendment to the Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to Princeton Futures Strategy Fund, filed previously filed on July 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 847, and hereby incorporated by reference.

(d)(17)	Sub-Advisory Agreement between Princeton Fund Advisors, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on May 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 720, and hereby incorporated by reference.
(d)(18)	Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on October 9, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.
(d)(19)	Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(d)(20)	Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(d)(21)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternatives Fund and Altegris GSA Trend Strategy Fund previously filed on April 19, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 960, and hereby incorporated by reference.
(d)(22)	Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(d)(23)	Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(d)(24)	Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(d)(25)	Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.
(d)(26)	Investment Advisory Agreement between TransWestern Capital Advisors, LLC and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference. Amendment to the Investment Advisory Agreement between TransWestern Capital Advisors, LLC, and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on April 25, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 601, and hereby incorporated by reference.

(d)(27)	Investment Sub-Advisory Agreement between TransWestern Capital Advisors, LLC and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.
(d)(28)	Investment Advisory Agreement between Logan Circle Partners, L.P., and the Registrant, with respect to Fortress Long/Short Credit Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(29)	Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.
(d)(30)	Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(d)(31)	Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.
(d)(32)	Transfer and Assumption Agreement between Knollwood Investment Advisors, LLC, and Dearborn Capital Management, L.L.C., with respect to the Investment Advisory Agreement specific as to the Grant Park Managed Futures Strategy Fund previously filed on May 31, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 491, and hereby incorporated by reference.
(d)(33)	Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.
(d)(34)	Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to Granite Harbor Alternative Fund and Granite Harbor Tactical Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.
(d)(35)	Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Short Duration Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference. First Amendment to Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Short Duration Income Fund previously filed on July 26, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,201 and hereby incorporated by reference.
(d)(36)	Investment Advisory Agreement between Giralda Advisors, LLC, and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.
(d)(37)	Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.
(d)(38)	Investment Advisory Agreement between Makefield Capital Management, LLC and the Registrant, with respect to Makefield Managed Futures Strategy Fund, previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(d)(39)	Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Deep Values Convertible Fund and Patriot Fund previously filed on January 27, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 580, and hereby incorporated by reference.
(d)(40)	Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.
(d)(41)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(d)(42)	Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.
(d)(43)	Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Sector Rotation Fund previously filed on October 9, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 540, and hereby incorporated by reference.
(d)(44)	Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Futures Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.
(d)(45)	Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, LLC, with respect to the CMG Tactical Futures Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.
(d)(46)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Harvest Capital Strategies, LLC, with respect to the Altegris Equity Long Short Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.
(d)(47)	Investment Advisory Agreement between Wright Fund Management, LLC and the Registrant, with respect to the Sierra Tactical Core Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.
(d)(48)	Investment Advisory Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.
(d)(49)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Visium Asset Management LP, with respect to the Altegris Equity Long Short Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.
(d)(50)	Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to the Sandalwood Opportunity Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.

(d)(51)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Sandalwood Securities, Inc., with respect to the Sandalwood Opportunity Fund previously filed on October 15, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 543, and hereby incorporated by reference.
(d)(52)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Management, LP, with respect to the Sandalwood Opportunity Fund previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 658, and hereby incorporated by reference.
(d)(53)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Acuity Capital Management, LLC, with respect to the Sandalwood Opportunity Fund previously filed on November 20, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 561, and hereby incorporated by reference.
(d)(54)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and MidOcean Credit Fund Management, L.P., with respect to the Sandalwood Opportunity Fund previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.
(d)(55)	Interim Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Capital Management LP, with respect to the Sandalwood Opportunity Fund previously filed on July 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 729, and hereby incorporated by reference.
(d)(56)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and RockView Management, LLC, with respect to the Altegris Fixed Income Long Short Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.
(d)(57)	Investment Advisory Agreement between The Pacific Financial Group, LLC and the Registrant, with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Diversified Growth Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.
(d)(58)	Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Hedged Income Fund previously filed on February 12, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 459, and hereby incorporated by reference.
(d)(59)	Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Global Equity Fund and CMG Managed High Yield Fund previously filed on May 1, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 485, and hereby incorporated by reference.
(d)(60)	Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Alpha Simplex Group, LLC, with respect to the CMG Global Equity Fund previously filed on October 29, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 648, and hereby incorporated by reference.
(d)(61)	Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Tactical Fixed Income Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.

(d)(62)	Assignment and Consent between the Registrant, Emerald Asset Advisors, LLC and Crow Point Partners, LLC previously filed on March 7, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 469, and hereby incorporated by reference.
(d)(63)	Advisory Fee Waiver between Traub Capital Management, LLC. and the Registrant, with respect to The FX Strategy Fund previously filed on April 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 480, and hereby incorporated by reference.
(d)(64)	Investment Advisory Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund previously filed on May 30, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 488, and hereby incorporated by reference.
(d)(65)	Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Duration Neutral Bond Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.
(d)(66)	Investment Sub-Advisory Agreement between Clark Capital Management Group, Inc. and Main Point Advisors, Inc., with respect to the Navigator Duration Neutral Bond Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.
(d)(67)	Interim Investment Advisory Agreement between Probabilities Fund Management, LLC and Registrant with respect to the Probabilities Fund previously filed on December 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 789, and hereby incorporated by reference.
(d)(68)	Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to the Power Dividend Index Fund previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.
(d)(69)	Advisory Fee Waiver Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on July 25, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 507, and hereby incorporated by reference.
(d)(70)	Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to the PSI Calendar Effects Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.
(d)(71)	Investment Advisory Agreement between Dearborn Capital Management L.L.C. and the Registrant, with respect to the Grant Park Multi-Alternative Strategy Fund previously filed on December 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 570, and hereby incorporated by reference.
(d)(72)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to the Altegris/AACA Real Estate Long Short previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.
(d)(73)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and American Assets Investment Management, LLC, with respect to Altegris/AACA Real Estate Long Short Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.
(d)(74)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and J.P. Morgan Investment Management, Inc., with respect to Altegris Macro Strategy Fund and Altegris Managed Futures Strategy Fund previously filed on October 28, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 551, and hereby incorporated by reference.

(d)(75)	Investment Advisory Agreement between Genesis Capital, LLC, with respect to Anchor Alternative Income Fund previously filed on January 24, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.
(d)(76)	Investment Sub-Advisory Agreement between Genesis Capital, LLC and Anchor Capital Management, Group, Inc., with respect to Anchor Alternative Income Fund previously filed on January 24, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.
(d)(77)	Investment Advisory Agreement between Giralda Advisors, LLC and the Registrant, with respect to the Giralda Risk-Managed Growth Fund previously filed on February 24, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 593, and hereby incorporated by reference.
(d)(78)	Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to the Navigator Sentry Managed Volatility Fund previously filed on February 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 591, and hereby incorporated by reference.
(d)(79)	Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to the Navigator Tactical Fixed Income Fund previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference. Fifth Amendment to Investment Advisory Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Tactical Fixed Income Fund previously filed on August 9, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1205, and hereby incorporated by reference.
(d)(80)	Investment Advisory Agreement between Astor Investment Management, LLC and the Registrant, with respect to the Astor Macro Alternative Fund previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.
(d)(81)	Investment Sub-Advisory Agreement between Dearborn Capital Management and EMC Capital Management, with respect to Grant Park Multi-Alternative Strategies Fund filed on January 26. 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1450 and hereby incorporated by reference.
(d)(82)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Chilton Investment Company, with respect to the Altegris Equity Long Short Fund previously filed on August 22, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 625, and hereby incorporated by reference.
(d)(83)	Investment Advisory Agreement between the Registrant and Leader Capital Corp., with respect to Leader Global Bond Fund previously filed on July 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 728, and hereby incorporated by reference.
(d)(84)	Investment Advisory Agreement between the Registrant and Genesis Capital LLC, with respect to Anchor Tactical Municipal Fund previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.
(d)(85)	Investment Sub-Advisory Agreement between Genesis Capital LLC and Anchor Capital Management Group, Inc., with respect to the Anchor Tactical Municipal Fund previously filed on May 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 720, and hereby incorporated by reference.

(d)(86)	Investment Advisory Agreement between the Registrant and Princeton Fund Advisors, LLC with respect to the Athena Behavioral Tactical Fund previously filed on May 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 720, and hereby incorporated by reference.
(d)(87)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and AthenaInvest Advisors LLC, with respect to the Athena Behavioral Tactical Fund previously filed on October 12, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 881, and hereby incorporated by reference.
(d)(88)	Amendment to the Investment Advisory Agreement between CMG Capital Management Group, Inc., and Registrant with respect to the CMG Tactical Bond Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(89)	Amendment to the Investment Advisory Agreement between CMG Capital Management Group, Inc., and Registrant with respect to the CMG Global Equity Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(90)	Amendment to the Investment Advisory Agreement between BTS Asset Management, Inc. and Registrant with respect to the BTS Hedged Income Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(91)	Amendment to the Investment Advisory Agreement between Ascendant Advisors, LLC, and Registrant with respect to the Ascendant Deep Value Convertibles Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(92)	Amendment to the Investment Advisory Agreement between Genesis Capital LLC, and Registrant with respect to the Granite Harbor Alternative Fund and Granite Harbor Tactical Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(93)	Amendment to the Investment Advisory Agreement between W.E. Donoghue & Co. Inc., and Registrant with respect to the Power Income Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(94)	Amendment to the Investment Advisory Agreement between Clark Capital Management Group, Inc. and Registrant with respect to the Navigator Duration Neutral Bond Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(d)(95)	Amendment to the Investment Advisory Agreement between BTS Asset Management, Inc. and Registrant with respect to the BTS Tactical Fixed Income Fund previously filed on March 9, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 693, and hereby incorporated by reference.
(d)(96)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and MAST Capital Management, LLC, with respect to the Altegris Fixed Income Long Short Fund previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.
(d)(97)	Investment Advisory Agreement between Ladenburg Thalmann Asset Management, Inc. and Registrant with respect to the Ladenburg Aggressive Growth Fund, Ladenburg Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Income & Growth Fund and Ladenburg Income Fund previously filed on September 1, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No, 749, and hereby incorporated by reference.

(d)(98)	Investment Advisory Agreement between Princeton Fund Advisors, LLC and Registrant with respect to the Deer Park Total Return Credit Fund previously filed on September 8, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 750, and hereby incorporated by reference.
(d)(99)	Investment Advisory Agreement between Dearborn Capital Management, LLC and Registrant with respect to Grant Park Absolute Return Fund and Grant Park Fixed Income Fund previously filed on April 30, 2015 to the Registrant’s Registration Statement and hereby incorporated by reference.
(d)(100)	Investment Sub-Advisory Agreement between Dearborn Capital Management, LLC and Revolution Capital Management, LLC previously filed on August 7, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 734, and hereby incorporated by reference.
(d)(101)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Management Company, LP, with respect to Deer Park Total Return Credit Fund previously filed on October 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 762, and hereby incorporated by reference.
(d)(102)	Investment Sub-Advisory Agreement between Dearborn Capital Management, LLC and Middleton Dickinson Capital Management, LLC, with respect to Grant Park Fixed Income Fund previously filed on July 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 737, and hereby incorporated by reference.
(d)(103)	Advisory Fee Waiver Agreement between Dearborn Capital Management, LLC and the Registrant, with respect to Grant Park Fixed Income Fund previously filed on January 25, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 923, and hereby incorporated by reference.
(d)(104)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and Registrant with respect to AFES Fund Limited, previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 768, and hereby incorporated by reference.
(d)(105)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and Registrant with respect to AGMS Fund Limited, previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 768, and hereby incorporated by reference.
(d)(106)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and Registrant with respect to AMFS Fund Limited, previously filed on October 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 768, and hereby incorporated by reference.
(d) (107)	Amendment to the Investment Advisory Agreement between Dearborn Capital Management, Inc. and Registrant with respect to the Grant Park Managed Futures Strategy previously filed on December 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 789, and hereby incorporated by reference.
(d) (108)	Amendment to the Investment Advisory Agreement between The Pacific Financial Group, LLC and Registrant with respect to the Pacific Financial Strategic Conservative Fund previously filed on December 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 789, and hereby incorporated by reference.
(d) (109)	Amendment to the Investment Advisory Agreement between Genesis Capital, LLC and Registrant with respect to the Armor Alternative Fund previously filed on December 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 789, and hereby incorporated by reference.

(d) (110)	Amendment to the Investment Advisory Agreement between Giralda Advisors, LLC and Registrant with respect to the Giralda Risk Managed Fund previously filed on December 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 789, and hereby incorporated by reference.
(d) (111)	Amendment to the Investment Advisory Agreement between Clark Capital Management Group, Inc. and Registrant with respect to the Navigator Duration Neutral Bond Fund previously filed on January 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 791, and hereby incorporated by reference.
(d) (112)	Investment Advisory Agreement between Princeton Fund Advisors, LLC and Registrant with respect to Princeton Premium Fund previously filed on November 2, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 887, and hereby incorporated by reference.
(d)(113)	Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Horse Cove Partners, LLC, with respect to Princeton Premium Fund previously filed on November 2, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 887, and hereby incorporated by reference.
(d)(114)	Investment Advisory Agreement between W.E Donoghue & Co. Inc., and Power Momentum Index Fund previously filed on May 26, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 833, and hereby incorporated by reference.
(d)(115)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Convector Capital Management, LP with respect to the Altegris Equity Long Short Fund previously filed on April 29, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 821, and hereby incorporated by reference.
(d)(116)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Cramer Rosenthal McGlynn LLC with respect to the Altegris Equity Long Short Fund previously filed on June 6, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 836, and hereby incorporated by reference.
(d) (117)	Interim Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Shelton Capital Management, with respect to the Sandalwood Opportunity Fund previously filed on July 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 847, and hereby incorporated by reference.
(d)(118)	Investment Advisory Agreement between Altegris Advisors, L.L.C., and Altegris GSA Trend Strategy Fund previously filed on January 25, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 923, and hereby incorporated by reference.
(d)(119)	Investment Advisory Agreement between Princeton Fund Advisors, LLC, and Princeton Long/Short Treasury Fund previously filed on March 10, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 953, and hereby incorporated by reference.
(d)(120)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Centurion Investment Management, LLC with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.
(d)(121)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and GSA Capital Partners LLP with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.
(d)(122)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and QMS Capital Management, LP with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.

(d)(123)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Three Rock Capital Management, Limited with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.
(d)(124)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Millburn Corporation with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.
(d)(125)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and GSA Capital Partners LLP with respect to the Altegris GSA Trend Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.
(d)(126)	Investment Advisory Agreement between AlphaCore Capital, and the Registrant with respect to the AlphaCore Absolute Fund previously filed on December 30, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 913, and hereby incorporated by reference.
(d)(127)	Investment Advisory Agreement between Leader Capital Corporation, and Leader Floating Rate Fund previously filed on January 3, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 915, and hereby incorporated by reference.
(d)(128)	Investment Sub-Advisory Agreement between Ascendant Advisors, LLC and AssetOne, LLC with respect to the Ascendant Tactical Yield Fund previously filed on January 25, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 924, and hereby incorporated by reference.
(d)(129)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Crabel Capital Management, LLC with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 965, and hereby incorporated by reference.
(d)(130)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and PhaseCapital LP with respect to the Altegris Managed Futures Strategy Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 965, and hereby incorporated by reference.
(d)(131)	Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Mauldin Solutions, LLC with respect to the CMG Mauldin Solutions Core Fund previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 965, and hereby incorporated by reference.
(d)(132)	Investment Advisory Agreement between AlphaCore Capital, LLC and AlphaCore Statistical Arbitrage Fund previously filed on August 9, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 984, and hereby incorporated by reference.
(d)(133)	Investment Advisory Agreement between W.E. Donoghue & Co., LLC, Power Floating Rate Index Fund and Power Dividend Mid-Cap Index Fund previously filed on October 30, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,019, and hereby incorporated by reference.
(d)(134)	Investment Advisory Agreement between The Pacific Financial Group, LLC and RiskPro® Alternative 0-15 Fund, RiskPro® Dynamic 20-30 Fund, RiskPro® Tactical 0-30 Fund, RiskPro® Alternative 0-15 Fund, RiskPro® Dynamic 0-10 Fund, RiskPro® Dynamic 15-25 Fund, RiskPro® PFG Balanced 20-30 Fund, RiskPro® PFG Aggressive 30+ Fund, RiskPro® PFG Equity 30+ Fund, RiskPro® PFG Global 30+ Fund, RiskPro® PFG 30+ Fund, RiskPro® 30+ Fund and RiskPro® Aggressive 30+ Fund previously filed on September 15, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,008, and hereby incorporated by reference.

(d)(135)	Investment Advisory Agreement between Toews Corporation and Agility Shares Dynamic Tactical Income ETF and Agility Shares Managed Risk Equity ETF previously filed on August 10, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,109, and hereby incorporated by reference.
(d)(136)	Investment Advisory Agreement between W.E Donoghue & Co., LLC and Power Global Tactical Allocation/JAFlorines Fund previously filed on June 29, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,099, and hereby incorporated by reference. Amendment to Investment Advisory Agreement between W.E Donoghue & Co., LLC and Power Global Tactical Allocation/JAFlorines Fund previously filed on October 28, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,234, and hereby incorporated by reference.
(d)(137)	Investment Advisory Agreement between BTS Asset Management, Inc. and BTS Managed Income Fund previously filed on March 5, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,072, and hereby incorporated by reference.
(d)(138)	Investment Advisory Agreement between Altegris Advisors, LLC and Altegris/AACA Opportunistic Real Estate Fund and Altegris/AACA Real Estate Income Fund previously filed on July 27, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,106, and hereby incorporated by reference.
(d)(139)	Investment Sub-Advisory Agreement between Altegris Advisors, LLC and American Assets Capital Advisers, LLC with respect to the Altegris/AACA Opportunistic Real Estate Fund previously filed on March 24, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,338, and hereby incorporated by reference.
(d)(140)	Investment Sub-Advisory Agreement between Altegris Advisors, LLC and American Assets Capital Advisers, LLC with respect to the Altegris/AACA Real Estate Fund previously filed on July 27, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,106, and hereby incorporated by reference.
(d)(141)

Investment Advisory Agreement between Wright Fund Management, LLC and Sierra Tactical Municipal Fund is previously filed on January 28, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,158, and hereby incorporated by reference. Amendment to Investment Advisory Agreement between Wright Fund Management, LLC and Sierra Tactical Municipal Fund previously filed on January 26, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1419, and hereby incorporated by reference.

(d)(142)	Investment Advisory Agreement between Clark Capital Management Group, LLC and Navigator Ultra Short Term Bond Fund previously filed on March 12, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,175, and hereby incorporated by reference.
(d)(143)	Investment Advisory Agreement between Zeo Capital Advisors, LLC and Zeo Sustainable Credit Fund previously filed on July 26, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,201 and hereby incorporated by reference.
(d)(144)	Investment Advisory Agreement between P/E Global LLC and The Global Rates Fund previously filed on August 9, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1203, and hereby incorporated by reference.
(d)(145)

Investment Advisory Agreement between Wright Fund Management, LLC and Sierra Tactical Bond Fund previously filed on September 3, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,215, and hereby incorporated by reference. Amendment to the Investment Advisory Agreement between Wright Fund Management, LLC and Sierra Tactical Bond Fund previously filed on January 26, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1419, and hereby incorporated by reference.

(d)(146)	Investment Advisory Agreement between Princeton Fund Advisors, LLC and Princeton Adaptive Premium Fund previously filed on August 28, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1435, and hereby incorporated by reference.
(d)(147)	Investment Advisory Agreement between The Pacific Financial Group, LLC and PFG American Funds Growth Strategy Fund, PFG American Funds Conservative Income Strategy Fund, PFG BR Equity ETF Strategy Fund, PFG Sector Equity Business Cycle Strategy Fund, PFG Equity Index focused Strategy Fund and PFG Tactical Income Strategy Fund previously filed on May 1, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,279, and hereby incorporated by reference.
(d)(148)	Investment Advisory Agreement between Clark Capital Management Group, Navigator Tactical U.S. Allocation Fund and Navigator Tactical Investment Grade Bond Fund previously filed on April 27, 2021 to the Registrant’s Registration in Post- Effective Amendment No. 1,342, and hereby incorporated by reference.
(d)(149)	Investment Advisory Agreement between Wright Fund Management, LLC, Sierra Tactical Risk Spectrum 30 Fund, Sierra Tactical Risk Spectrum 50 Fund and Sierra Tactical Risk Spectrum 70 Fund previously filed on May 14, 2021 to the Registrant’s Registration in Post- Effective Amendment No. 1,358, and hereby incorporated by reference.
(d)(150)	Investment Advisory Agreement between AthenaInvest Advisors LLC and Athena Behavioral Tactical Fund previously filed on March 24, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,338, and hereby incorporated by reference.
(d)(151)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and Altegris Futures Evolution Strategy Fund and Altegris/AACA Real Estate Opportunistic Fund previously filed on March 24, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,338, and hereby incorporated by reference.
(d)(152)	First Amendment to Investment Advisory Agreement between Pacific Financial Group, LLC and PFG American Funds Growth Strategy Fund, PFG American Funds Conservative Income Strategy Fund, PFG BR Equity Strategy Fund, PFG Sector Equity Business Cycle Strategy Fund, PFG Equity Index Focused Strategy Fund, PFG Tactical Income Strategy Fund, PFG Fidelity Institutional AM® Bond ESG Strategy Fund, PFG Janus Henderson® Balanced Strategy Fund and PFG Invesco® Thematic ESG Strategy Fund previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No.1386.
(d)(153)	Investment Advisory Agreement between Altegris Advisors, LLC and Altegris Crabel Multi-Strategy Fund previously filed on December 27, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1415, and hereby incorporated by reference.
(d)(154)	Investment Advisory Agreement between the Registrant and Osterweis Capital Management, LLC, Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund previously filed on October 24, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1406, and hereby incorporated by reference.
(d)(155)	Seventh Amendment to Investment Advisory Agreement between Registrant and CMG Capital Management Group with respect to CMG Mauldin Core Fund previously filed on November 1, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1408, and hereby incorporated by reference.
(d)(156)	Second Amendment to the Investment Advisory Agreement between Donoghue Forlines LLC and Registrant previously filed on January 26, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1416, and hereby incorporated by reference.
(d)(157)	Investment Advisory Agreement between Wright Fund Management, LLC and Sierra Tactical Core Growth Fund previously filed on September 27, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1437, and hereby incorporated by reference.

(d)(158)	Third Amendment to the Investment Advisory Agreement between Pacific Financial Group, LLC and the Registrant, with respect to PFG Global Equity Index Strategy Fund, PFG US Equity Index Strategy Fund, and PFG Growth Strategy Fund previously filed on August 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1468, and hereby incorporated by reference.
(d)(159)	Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to BTS Enhanced Equity Income Fund previously filed on June 26, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1462, and hereby incorporated by reference.
(d)(160)	Investment Advisory Agreement between Ocean Park Asset Management, LLC and the Registrant, with respect to Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF and Ocean Park High Income ETF previously filed on July 1, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1463, and hereby incorporated by reference.
(d)(161)	Sub Advisory Agreement between Ocean Park Asset Management, LLC and Exchange Traded Concepts, LLC with respect to Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF and Ocean Park High Income previously filed on July 1, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1463, and hereby incorporated by reference.
(d)(162)	First Amendment to the Investment Advisory Agreement between Princeton Fund Advisors, LLC and Registrant with respect to the Deer Park Total Return Credit Fund previously filed on July 29, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1464, and hereby incorporated by reference.
(d)(163)	Investment Advisory Agreement between Dearborn Capital Management, LLC and the Registrant, with respect to Grant Park Dynamic Allocation Fund previously filed on December 16, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1475, and hereby incorporated by reference.
(d)(164)	Sub Advisory Agreement between Dearborn Capital Management, LLC and EMC Capital Advisors, LLC with respect to Grant Park Dynamic Allocation Fund previously filed on December 16, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1475, and hereby incorporated by reference.
(d)(165)	Sub Advisory Agreement between Dearborn Capital Management, LLC and Richmond Quantitative Advisors, LLC with respect to Grant Park Dynamic Allocation Fund previously filed on December 16, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1475, and hereby incorporated by reference.
(d)(166)	Investment Advisory Agreement between Toews Asset Management and the Registrant, with respect to Toews Agility Shares Hedged-Qs ETF and Toews Agility Shares Hedged Equal Weight ETF previously filed on January 26, 2026 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1518 and hereby incorporated by reference.
(d)(167)	Investment Advisory Agreement between Donoghue Forlines LLC and the Registrant, with respect to DF Tactical 30 ETF previously filed on November 24, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1509 and hereby incorporated by reference.
(d)(168)	Investment Advisory Agreement between Donoghue Forlines LLC and the Registrant, with respect to DF Innovation ETF to be filed by subsequent amendment.
(d)(169)	Interim Investment Advisory Agreement between Beacon Capital Management, Inc. and the Registrant, with respect to Astor Dynamic Allocation Fund and Astor Sector Allocation Fund previously filed on August 5, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1494 and hereby incorporated by reference.

(d)(170)	Investment Advisory Agreement between Winton Capital Management Limited and the Registrant, with respect to Winton Managed Futures Trend Fund previously filed on November 24, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1509 and hereby incorporated by reference.
(e)(1)	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC previously filed on October 24, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1502, and hereby incorporated by reference.
(e)(2)	Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference. Amendment to Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to Leader Global Bond Fund, Leader Total Return Fund and Princeton Futures Strategy Fund previously filed on June 3, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 721, and hereby incorporated by reference.
(e)(3)	Underwriting Agreement between the Registrant and ALPS Distribution, Inc. with respect to 13D Activist Fund, previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.
(e)(4)	Underwriting Agreement between the Registrant and Ladenburg Thalmann & Co. Inc. with respect to Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund previously filed on January 23, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1446, and hereby incorporated by reference.
(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.
(g)(2)	Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007 and hereby incorporated by reference.
(g)(3)	Amended and Restated Global Custody Agreement between the Registrant and Union Bank, N.A., previously filed on November 13, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1312, and hereby incorporated by reference.
(g)(4)	Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(g)(5)	Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.
(g)(6)	Custody Agreement between the Registrant and U.S. Bank National Association previously filed on April 17, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1268, and hereby incorporated by reference.
(g)(7)	Custody Agreement between the Registrant and Brown Brothers Harriman & Co., dated March 2, 2020, previously filed on November 21, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1473, and hereby incorporated by reference.
(h)(1)	Fund Services Agreement between the Registrant and Gemini Fund Services, LLC, dated June 22, 2011, previously filed on September 27, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 535, and hereby incorporated by reference.

(h)(2)	Amended Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund and Critical Math Advisors LLC previously filed on April 17, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1268, and hereby incorporated by reference.
(h)(3)	Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 29, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 605, and hereby incorporated by reference.
(h)(4)	Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Faith & Values Based Moderate Fund was previously filed on August 26, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 628, and hereby incorporated by reference.
(h)(5)	Revised Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC previously filed on March 9, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 694, and hereby incorporated by reference.
(h)(6)	Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007 and hereby incorporated by reference.
(h)(7)	Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(h)(8)	Expense Limitation Agreement between the Registrant, with respect to the Wade Tactical Long/Short Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(h)(9)	Revised Expense Limitation Agreement between Toews Corporation and Toews Tactical Oceana Fund, Toews Tactical Income Fund, Toews Tactical Monument Fund, Toews Tactical Opportunity Fund, Toews Tactical Growth Allocation Fund, Toews Tactical Defensive Alpha Fund, Toews Unconstrained Income Fund previously filed on October 23, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1309, and hereby incorporated by reference.
(h)(10)	Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(h)(11)	Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference. Expense Limitation Agreement between the Registrant, with respect to the CMG SR Tactical Bond Fund and CMG Capital Management Group, Inc. as last updated on June 17, 2013 previously filed on June 17, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 496, and hereby incorporated by reference.

(h)(12)	Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on July 27, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 728, and hereby incorporated by reference.
(h)(13)	Revised Expense Limitation Agreement between the Registrant, with respect to the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund, and Astor Investment Management, LLC previously filed on March 10, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 953, and hereby incorporated by reference.
(h)(14)	Expense Limitation Agreement between the Registrant, with respect to Equinox MutualHedge Futures Strategy Fund and Equinox Fund Management, LLC previously filed on September 1, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No, 749, and hereby incorporated by reference.
(h)(15)	Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on April 29, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 606, and hereby incorporated by reference.
(h)(16)	Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Princeton Fund Advisors, LLC previously filed on June 6, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 836, and hereby incorporated by reference.
(h)(17)	Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(h)(18)	Expense Limitation Agreement between the Registrant and Altegris Advisors, L.L.C., with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, L.L.C. previously filed on March 9, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 811, and hereby incorporated by reference.
(h)(19)	Expense Limitation Agreement between the Registrant, with respect to Power Income Fund, Power Dividend Index Fund, Power Momentum Index Fund, Power Floating Rate Index Fund, Power Dividend Mid-Cap Index Fund, Power Global Tactical Allocation/JAForlines Fund and W.E. Donoghue & Co., Inc. previously filed on October 28, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,234, and hereby incorporated by reference.
(h)(20)	Revised Expense Limitation Agreement between the Registrant, with respect to PSI All Asset Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on October 25, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1233, and hereby incorporated by reference.
(h)(21)	Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(h)(22)	Amended Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on April 17, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1268, and hereby incorporated by reference.
(h)(23)	Expense Limitation Agreement between Logan Circle Partners, L.P. and the Registrant, with respect to Fortress Long/Short Credit Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(h)(24)	Amended Expense Limitation Agreement between Bee previously filed on April 17, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1268, and hereby incorporated by reference.

(h)(25)	Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference. Revised Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on April 27, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1392, and hereby incorporated by reference.
(h)(26)	Amended Expense Limitation Agreement between Dearborn Capital Management, L.L.C. and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on July 11, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 614, and hereby incorporated by reference.
(h)(27)	Amended Expense Limitation Agreement between Dearborn Capital Management, LLC and the Registrant with respect to the Grant Park Multi-Alternative Strategies Fund previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post- Effective Amendment No. 1382, and hereby incorporated by reference.
(h)(28)	Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to Granite Harbor Alternative Fund and Granite Harbor Tactical Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(h)(29)	Expense Limitation Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Macro Strategy Fund and Altegris Equity Long Short Fund previously filed on March 9, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 811, and hereby incorporated by reference.
(h)(30)	Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Short Duration Income Fund previously filed on July 26, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,201 and hereby incorporated by reference.
(h)(31)	Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant, with respect to The Giralda Fund previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.
(h)(32)	Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on January 13, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 658, and hereby incorporated by reference.
(h)(33)	Expense Limitation Agreement between Makefield Capital Management, LLC and the Registrant, with respect to Makefield Managed Futures Strategy Fund, previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.
(h)(34)	Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Deep Value Convertibles Fund and Patriot Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(h)(35)	Expense Limitation Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Futures Evolution Strategy Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.

(h)(36)	Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 337, and hereby incorporated by reference.
(h)(37)	Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund, CMG Global Equity Fund and CMG Managed High Yield Fund previously filed on April 30, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 607, and hereby incorporated by reference.
(h)(38)	Expense Limitation Agreement between Wright Fund Management and the Registrant, with respect to the Tactical Core Income Fund previously filed on March 10, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 954, and hereby incorporated by reference.
(h)(39)	Revised Expense Limitation Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle Energy Infrastructure Fund previously filed on August 25, 2026 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1547 and hereby incorporated by reference.
(h)(40)	Expense Limitation Agreement between Princeton Fund Advisors, LLC, and the Registrant with respect to the Sandalwood Opportunity Fund previously filed on January 28, 2014 to the Registrant’s Registration Statement in Amendment No. 586, and hereby incorporated by reference.
(h)(41)	Expense Limitation Agreement between Altegris Advisors, L.L.C., and the Registrant with respect to the Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund previously filed on April 30, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 607, and hereby incorporated by reference.
(h)(42)	Expense Limitation Agreement between BTS Asset Management, Inc. and the Registrant with respect to the BTS Tactical Fixed Income Fund previously filed on April 22, 2016 to the Registrant’s Registration Statement in Amendment No. 815, and hereby incorporated by reference.
(h)(43)	Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant with respect to the Navigator Duration Neutral Bond Fund previously filed on January 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 797, and hereby incorporated by reference.
(h)(44)	Interim Expense Limitation Agreement between Probabilities Fund Management, LLC and the Registrant with respect to the Probabilities Fund previously filed on January 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 797, and hereby incorporated by reference.
(h)(45)	Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant with respect to the Altegris/AACA Real Estate Long Short Fund previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.
(h)(46)	Expense Limitation Agreement between Genesis Capital, LLC and the Registrant with respect to the Anchor Alternative Income Fund previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.
(h)(47)	Expense Limitation Agreement between Giralda Advisors, LLC and the Registrant with respect to the Giralda Risk-Managed Growth Fund previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.

(h)(48)	Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant with respect to the Navigator Sentry Managed Volatility Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(h)(49)

Expense Limitation Agreement between Astor Investment Management, LLC and the Registrant with respect to the Astor Macro Alternative Fund previously filed on October 3, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 876, and hereby incorporated by reference.

Revised Expense Limitation Agreement between Astor Investment Management, LLC and the Registrant with respect to the Astor Macro Alternative Fund previously filed on November 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1410, and hereby incorporated by reference.

Revised Expense Limitation Agreement between Astor Investment Management, LLC and the Registrant with respect to the Astor Macro Alternative Fund previously filed on January 26, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1417, and hereby incorporated by reference.

(h)(50)	Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant with respect to the Navigator Tactical Fixed Income Fund previously filed on January 23, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 659, and hereby incorporated by reference.
(h)(51)	Expense Limitation Agreement between Leader Capital Corp. and the Registrant with respect to the Leader Global Bond Fund previously filed on October 29, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 648, and hereby incorporated by reference.
(h)(52)	Expense Limitation Agreement between Genesis Capital LLC and the Registrant with respect to the Anchor Tactical Municipal Fund previously filed on May 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 720, and hereby incorporated by reference.
(h)(53)	Expense Limitation Agreement between Princeton Fund Advisors, LLC and the Registrant with respect to the Athena Behavioral Tactical Fund previously filed on May 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 720, and hereby incorporated by reference.
(h)(54)	Expense Limitation Agreement between Dearborn Capital Management, LLC and the Registrant with respect to the Grant Park Absolute Return and Grant Park Fixed Income previously filed on January 25, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 923, and hereby incorporated by reference.
(h)(55)	Revised Expense Limitation Agreement between Ladenburg Thalmann Asset Management, Inc. and Registrant with respect to the Ladenburg Aggressive Growth Fund, Ladenburg Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Income & Growth Fund and Ladenburg Income Fund previously filed on October 23, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1308, and hereby incorporated by reference.
(h)(56)	Expense Limitation Agreement between Princeton Fund Advisors, LLC and Registrant with respect to the Deer Park Total Return Credit Fund previously filed on March 10, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 954, and hereby incorporated by reference.
(h)(57)	Consulting Agreement between Northern Lights Compliance Services, LLC and Registrant previously filed on August 7, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 734, and hereby incorporated by reference.

(h)(58)	Expense Limitation Agreement between Probabilities Fund Management and Registrant with respect to the Probabilities Fund is previously filed on December 31, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 789, and hereby incorporated by reference.
(h)(59)	Expense Limitation Agreement between Princeton Fund Advisors, LLC and Registrant with respect to the Princeton Premium Fund previously filed on January 25, 2021to the Registrant’s Registration Statement in Post Effective Amendment No. 1322, and hereby incorporated by reference.
(h)(60)	Expense Limitation Agreement between Altegris Advisors, LLC and Registrant with respect to the Altegris Multi-Strategy Alternative Fund is previously filed on April 29, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 821, and hereby incorporated by reference.
(h)(61)	Amended Expense Limitation Agreement between Princeton Fund Advisors, LLC and Registrant with respect to the Princeton Futures Strategy Fund previously filed on July 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 847, and hereby incorporated by reference.
(h)(62)	Amendment to the Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on September 27, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 873, and hereby incorporated by reference.
(h)(63)	Expense Limitation Agreement between Altegris Advisors, LLC and Registrant with respect to the Altegris GSA Trend Strategy Fund previously filed on April 19, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 960, and hereby incorporated by reference.
(h)(64)	Expense Limitation Agreement between Toews Corporation and Registrant with respect to the Toews Tactical Defensive Alpha Fund previously filed on October 12, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 881, and hereby incorporated by reference.
(h)(65)	Expense Limitation Agreement between AlphaCore Absolute, LLC, and Registrant with respect to AlphaCore Absolute Return Fund, previously filed on October 27, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 885, and hereby incorporated by reference.
(h)(69)	Expense Limitation Agreement between Princeton Fund Advisors, LLC, and Registrant with respect to Princeton Long/Short Treasury Fund, previously filed on March 10, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 953, and hereby incorporated by reference.
(h)(70)	Expense Limitation Agreement between Leader Capital Corporation, and Registrant with respect to Leader Floating Rate Fund, previously filed on January 3, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 915, and hereby incorporated by reference.
(h)(71)	Expense Limitation Agreement between AlphaCore Capital, LLC, and Registrant with respect to AlphaCore Statistical Arbitrage Fund, previously filed on August 9, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 984, and hereby incorporated by reference.
(h)(72)	Expense Limitation Agreement between W.E. Donoghue & CO., LLC, and Registrant with respect to Power Floating Rate Index Fund and Power Dividend Mid-Cap Index Fund, previously filed on October 30, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,019, and hereby incorporated by reference.
(h)(73)	Expense Limitation Agreement between Toews Corporation and Agility Shares Dynamic Tactical Income ETF and Agility Shares Managed Risk Equity ETF previously filed on August 10, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,109, and hereby incorporated by reference.

(h)(74)	Expense Limitation Agreement between W.E Donoghue & Co., LLC and Power Global Tactical Allocation/JAFlorines Fund previously filed on June 29, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,099, and hereby incorporated by reference.
(h)(75)	Expense Limitation Agreement between BTS Asset Management, Inc. and BTS Managed Income Fund previously filed on March 5, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,072, and hereby incorporated by reference.
(h)(76)	Expense Limitation Agreement between Altegris Advisors, LLC and Altegris/AACA Real Estate Income Fund previously filed on April 3, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,177, and hereby incorporated by reference.
(h)(77)	Form of Expense Limitation Agreement between Wright Fund Management, LLC and Sierra Tactical Municipal Fund previously filed on December 26, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,145, and hereby incorporated by reference.
(h)(78)	Expense Limitation Agreement between Clark Capital Management Group, LLC and Navigator Ultra Short Bond Fund previously filed on March 14, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,178, and hereby incorporated by reference. Revised Expense Limitation Agreement between Clark Capital Management Group, Inc and Registrant with respect to the Navigator Ultra Short Bond Fund previously filed on April 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1390, and hereby incorporated by reference.
(h)(79)	Expense Limitation Agreement between Zeo Capital Advisors, LLC and Zeo Sustainable Credit Fund previously filed on July 26, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,201 and hereby incorporated by reference.
(h)(80)	Expense Limitation Agreement between P/E Global, LLC and The Global Rates Fund previously filed on August 22, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1205, and hereby incorporated by reference.
(h)(81)	Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC previously filed on August 22, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,206, and hereby incorporated by reference.
(h)(82)	Expense Limitation Agreement between Wright Fund Management, LLC and Sierra Tactical Bond Fund LLC previously filed on October 21, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,230, and hereby incorporated by reference.
(h)(83)	Expense Limitation Agreement between Princeton Fund Advisors, LLC and Princeton Adaptive Premium Fund previously filed on April 10, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1453, and hereby incorporated by reference
(h)(84)	Second Amendment to the ETF Fund Services Agreement between the Registrant and Gemini Fund Services dated January 1, 2020 previously filed on October 26, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,310, and hereby incorporated by reference.
(h)(85)	Third Amendment to the Fund Services Agreement between the Registrant and Gemini Fund Services dated January 1, 2020 previously filed on October 27, 2020 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,311, and hereby incorporated by reference.
(h)(86)	Expense Limitation Agreement between Clark Capital Management Group, Navigator Tactical U.S. Allocation Fund and Navigator Tactical Investment Grade Bond Fund previously filed on April 28, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,346, and hereby incorporated by reference.

(h)(87)	Expense Limitation Agreement between Wright Fund Management, LLC and Registrant with respect to Sierra Tactical All Asset Fund, Sierra Tactical Bond Fund, Sierra Tactical Core Income Fund, Sierra Tactical Municipal Fund, Sierra Tactical Risk Spectrum 30 Fund, Sierra Tactical Risk Spectrum 50 Fund, Sierra Tactical Risk Spectrum 70 Fund and Sierra Tactical Core Growth Fund previously filed on September 27, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1437, and hereby incorporated by reference.
(h)(88)	Expense Limitation Agreement between Wright Fund Management, LLC and Registrant with respect to Sierra Tactical Risk Spectrum 30 Fund, Sierra Tactical Risk Spectrum 50 Fund and Sierra Tactical Risk Spectrum 70 Fund previously filed on May 14, 2021 to the Registrant’s Registration in Post- Effective Amendment No. 1,358, and hereby incorporated by reference.
(h)(89)	Expense Limitation Agreement between AthenaInvest Advisors LLC and Registrant with respect to Athena Behavioral Tactical Fund previously filed on March 24, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,338, and hereby incorporated by reference.
(h)(90)	Fund of Funds Investment Agreement between The RBB Fund, Inc., Wright Fund Management, LLC and the Registrant with respect to Sierra Tactical All Asset Fund and Sierra Tactical Core Income Fund previously filed on June 4, 2021 to the Registrant’s Registration in Post-Effective Amendment No. 1,360, and hereby incorporated by reference.
(h)(91)	Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Mauldin Core Fund, CMG Tactical All Asset Strategy Fund and CMG Tactical Bond Fund previously filed on July 30, 2021 to the Registrant’s Registration in Post-Effective Amendment No. 1,364, and hereby incorporated by reference.
(h)(92)	Fund of Funds Investment Agreement between Blackrock ETF Trust, Blackrock ETF Trust II and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1382, and hereby incorporated by reference.
(h)(93)	Fund of Funds Investment Agreement between Direxion Shares ETF Trust and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1382, and hereby incorporated by reference.
(h)(94)	Form of Fund of Funds Investment Agreement between Fidelity Merrimack Street Trust, Fidelity Covington Trust, Fidelity Commonwealth Trust and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1383, and hereby incorporated by reference.
(h)(95)	Form of Fund of Funds Investment Agreement between Direxion Funds and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1383, and hereby incorporated by reference.
(h)(96)

Fund of Funds Investment Agreement between Invesco Exchange-Traded Fund Trust,

Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust,

Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1383, and hereby incorporated by reference.

(h)(97)	Fund of Funds Investment Agreement between Krane Shares Trust and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1384, and hereby incorporated by reference.
(h)(98)	Fund of Funds Investment Agreement between ProFunds and the Registrant previously filed on January 25, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1384, and hereby incorporated by reference.

(h)(99)	Fund of Funds Investment Agreement between ProShares Trust and the Registrant previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1385, and hereby incorporated by reference.
(h)(100)	Fund of Funds Investment Agreement between Schwab Strategic Trust and the Registrant previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1385, and hereby incorporated by reference.
(h)(101)	Fund of Funds Investment Agreement between The Select Sector SPDR Trust and the Registrant previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1385, and hereby incorporated by reference.
(h)(102)	Fund of Funds Investment Agreement between SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust and the Registrant previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1386, and hereby incorporated by reference.
(h)(103)	Fund of Funds Investment Agreement between SPDR S&P 500 ETF Trust, SPDR Dow Jones Industrial Average ETF Trust and the Registrant previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1386, and hereby incorporated by reference.
(h)(104)	Fund of Funds Investment Agreement between Vanguard Fund and the Registrant previously filed on January 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1386, and hereby incorporated by reference.
(h)(105)	Fund Services Agreement between Ultimus Fund Solutions, LLC and the Registrant previously filed on April 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1388, and hereby incorporated by reference.
(h)(106)	ETF Fund Services Agreement between Ultimus Fund Solutions, LLC and Registrant previously filed on April 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1388, and hereby incorporated by reference.
(h)(107)	Revised Expense Limitation Agreement between Probabilities Fund Management, LLC and Registrant with respect to the Probabilities Fund previously filed on April 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1389, and hereby incorporated by reference.
(h)(108)	Expense Limitation Agreement between Clark Capital Management Group, Inc. and Registrant with respect to Navigator Tactical U.S. Allocation Fund and Navigator Tactical Investment Grade Bond Fund previously filed on April 27, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1393, and hereby incorporated by reference.
(h)(109)	Expense Limitation Agreement between Altegris Advisors, LLC and Altegris Crabel Multi-Strategy Fund previously filed on December 27, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1415, and hereby incorporated by reference.
(h)(110)	Expense Limitation Agreement between Osterweis Capital Management, LLC and Zeo Short Duration Income Fund and Zeo Sustainable Credit Fund previously filed on October 25 2022 to the Registrant’s Registration in Post-Effective Amendment No. 1407, and hereby incorporated by reference.
(h)(111)

Operating Expense Limitation Agreement between Registrant on behalf of PFG American Funds® Conservative Income Strategy Fund, PFG American Funds® Growth Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy Fund, PFG Fidelity Institutional AM® Equity Sector Strategy Fund, PFG Fidelity Institutional AM® Bond ESG Strategy Fund, PFG JP Morgan® Tactical Aggressive Strategy Fund, PFG JP Morgan® Tactical Moderate Strategy Fund, PFG BNY Mellon® Diversifier Strategy Fund, PFG MFS® Aggressive Growth Strategy Fund, PFG BR Equity ESG Strategy Fund, PFG Janus Henderson® Balanced Strategy Fund, PFG Invesco® Thematic ESG Strategy Fund, PFG Meeder Tactical Strategy Fund, PFG Tactical Income Strategy Fund and PFG PIMCO Active Core Bond Strategy Fund and Pacific Financial Group, LLC previously filed on January 26, 2023 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1418, and hereby incorporated by reference.

(h)(112)	Expense Limitation Agreement between Pacific Financial Group, LLC and the Registrant, with respect to PFG Global Equity Index Strategy Fund, PFG US Equity Index Strategy Fund, and PFG Growth Strategy Fund previously filed on August 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1468, and hereby incorporated by reference.
(h)(113)	First Amendment to Administrative Services Agreement between Pacific Financial Group, LLC and the Registrant with respect to all PFG Funds previously filed on February 5, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1451, and hereby incorporated by reference.
(h)(114)	Expense Limitation Agreement between BTS Asset Management, Inc. and the Registrant, with respect to BTS Enhanced Equity Income Fund previously filed on June 26, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1462, and hereby incorporated by reference.
(h)(115)	Expense Limitation Agreement between Ocean Park Asset Management, LLC and the Registrant, with respect to Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF and Ocean Park High Income ETF previously filed on July 29, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1464, and hereby incorporated by reference.
(h)(116)	Administrative Services Agreement between Pacific Financial Group, LLC and the Registrant with respect to all PFG Funds previously filed on June 26, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1462, and hereby incorporated by reference.
(h)(117)	Expense Limitation Agreement between Princeton Fund Advisers, LLC and the Registrant, with respect to Deer Park Total Return Credit Fund previously filed on July 29, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1464, and hereby incorporated by reference.
(h)(118)	Expense Limitation Agreement between Dearborn Capital Management, LLC and the Registrant, with respect to Grant Park Dynamic Allocation Fund previously filed on December 16, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1475, and hereby incorporated by reference.
(h)(119)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Agility Shares Hedged Equal Weight ETF and Toews Agility Shares Hedged-Qs ETF previously filed on January 26, 2026 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1518 and hereby incorporated by reference.
(h)(120)	Expense Limitation Agreement between Donoghue Forlines LLC and the Registrant, with respect to DF Innovation ETF to be filed by subsequent amendment.
(h)(121)	Expense Limitation Agreement between Winton Capital Management Limited and the Registrant, with respect to Winton Managed Futures Trend Fund previously filed on November 24, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1509 and hereby incorporated by reference.
(i)(1)	Legal Opinion previously filed on January 26, 2026 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1518 and hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith.

(j)(1)	Consent of Independent Auditor is filed herewith.
(j)(2)	Powers of Attorney of Anthony J. Hertl, Gary W. Lanzen, Mark Taylor, John V. Palancia, Mark D. Gersten, Mark Garbin and Kevin Wolf previously filed on August 2, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1494 and hereby incorporated by reference.
(j)(3)	Powers of Attorney of Anthony J. Hertl, Gary W. Lanzen, Mark Taylor, John V. Palancia, Andrew Rogers, Mark Garbin and Mark D. Gersten with respect to AMA Fund Ltd. previously filed on April 17, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 599, and hereby incorporated by reference.
(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)	Master Distribution Shareholder Servicing Plan for Class A Shares previously filed on October 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 638, and hereby incorporated by reference.
(m)(2)	Master Distribution Shareholder Servicing Plan for Class A1 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(3)	Master Distribution Shareholder Servicing Plan for Class C Shares previously filed on October 10, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 638, and hereby incorporated by reference.
(m)(4)	Master Distribution Shareholder Servicing Plan for Class I Shares previously filed on August 26, 2025, to the Registrant’s Registration Statement in Post-Effective Amendment No. 1499 and hereby incorporated by reference.
(m)(5)	Master Distribution Shareholder Servicing Plan for Class I1 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(6)	Master Distribution Shareholder Servicing Plan for Class N Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(7)	Master Distribution Shareholder Servicing Plan for Class O Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(8)	Master Distribution Shareholder Servicing Plan for Class R Shares previously filed on August 26, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1499 and hereby incorporated by reference.
(m)(9)	Master Distribution Shareholder Servicing Plan for Class R-1 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(10)	Master Distribution Shareholder Servicing Plan for Class R-2 Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(11)	Master Distribution Shareholder Servicing Plan for Class W Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(12)	Master Distribution Shareholder Servicing Plan for Class Y Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(13)	Master Distribution Shareholder Servicing Plan for Institutional Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.

(m)(14)	Revised Master Distribution Shareholder Servicing Plan for Investor Class Shares previously filed on October 21, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,231, and hereby incorporated by reference.
(m)(15)	Master Distribution Shareholder Servicing Plan for Manager Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(16)	Master Distribution Shareholder Servicing Plan for Non-designated Class Shares previously filed on May 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 720, and hereby incorporated by reference.
(m)(17)	Master Distribution Shareholder Servicing Plan for Retail Class Shares previously filed on October 4, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 539, and hereby incorporated by reference.
(m)(18)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. with respect to The 13D Activist Fund previously filed on March 3, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 595, and hereby incorporated by reference.
(m)(19)	Master Distribution Shareholder Servicing Plan for Class T Shares previously filed on May 5, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 968, and hereby incorporated by reference.
(m)(20)	Master ETF Distribution Agreement previously filed on October 24, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1502, and hereby incorporated by reference.
(n)	Rule 18f-3 Plan to add PFG Global Equity Index Strategy Fund, PFG US Equity Index Strategy Fund, and PFG Growth Strategy Fund previously filed on August 19, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1468, and hereby incorporated by reference.
(n)(1)	Revised Rule 18f-3 Plan to add Sierra Tactical Municipal Fund previously filed on December 26, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,145, and hereby incorporated by reference.
(n)(2)	Form of Revised Rule 18f-3 Plan to add PFG Fidelity Institutional AM® Bond ESG Strategy, PFG Janus Henderson® Balanced Strategy, and PFG Invesco® Thematic Equity ESG Strategy previously filed on October 6, 2021 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,375, and hereby incorporated by reference.
(n)(3)	Rule 18f-3 Plan to add BTS Enhanced Equity Income Fund, Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF and Ocean Park High Income ETF previously filed on July 1, 2024 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1463, and hereby incorporated by reference..
(n)(4)	Rule 18f-3 Plan to add Grant Park Dynamic Allocation Fund, previously filed on January 23, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1477, and hereby incorporated by reference.
(p)(1)	Code of Ethics of Northern Lights Distributors, LLC, previously filed on August 10, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,109, and hereby incorporated by reference.
(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)	Code of Ethics of Biondo Investment Advisors, LLC, previously filed on October 27, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 882, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(6)	Code of Ethics of The Pacific Financial Group, LLC previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.
(p)(7)	Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.
(p)(8)	Code of Ethics of Crow Point Partners, LLC, previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.
(p)(9)	Code of Ethics of Kerns Capital Management, Inc. previously filed on October 12, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,128, and hereby incorporated by reference.
(p)(10)	Code of Ethics of Equinox Fund Management, LLC previously filed on September 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,126, and hereby incorporated by reference.
(p)(11)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(12)	Code of Ethics of Toews Corporation previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.
(p)(13)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(14)	Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(15)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(16)	Code of Ethics of Bandon Capital Management, LLC previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.
(p)(17)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(20)	Code of Ethics of BTS Asset Management, LLC previously filed on October 27, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 882, and hereby incorporated by reference.
(p)(21)	Code of Ethics of National Asset Management, Inc., previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Princeton Fund Advisors, LLC previously filed on April 7, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 598, and hereby incorporated by reference.
(p)(24)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(25)	Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(27)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(28)	Code of Ethics of Altegris Advisors, L.L.C. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(29)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on October 24, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,129, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(31)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(32)	Code of Ethics of TransWestern Capital Advisors, LLC previously filed on October 25, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1130, and hereby incorporated by reference.
(p)(33)	Code of Ethics of Loomis, Sayles & Company, L.P., previously filed on July 2, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,100, and hereby incorporated by reference. Amended Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on April 26, 2022 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1391, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.
(p)(36)	Code of Ethics of Dearborn Capital Management, L.L.C., previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(38)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(39)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(40)	Code of Ethics of Zeo Capital Advisors, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(41)	Code of Ethics of Giralda Advisors, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(42)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(43)	Code of Ethics of Ascendant Advisors, LLC previously filed on August 28, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 631, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Winch Advisory Services, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(45)	Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.
(p)(46)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.
(p)(47)	Code of Ethics of DoubleLine Capital LP was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(p)(48)	Code of Ethics of Eagle Global Advisors, LLC previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference.
(p)(49)	Code of Ethics of Sandalwood Securities, Inc. previously filed on January 23, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 576, and hereby incorporated by reference.
(p)(50)	Code of Ethics of RockView Management, LLC previously filed on December 18, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 445, and hereby incorporated by reference.
(p)(51)	Code of Ethics of Alpha Simplex Group, LLC previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Probabilities Fund Management, LLC previously filed on October 11, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 542, and hereby incorporated by reference.
(p)(53)	Code of Ethics of American Assets Investment Management, LLC previously filed on December 23, 2013 to the Registrant’s Registration Statement in Post-Effective Amendment No. 571, and hereby incorporated by reference.

(p)(54)	Code of Ethics of Anchor Capital Management Group, Inc. previously filed on January 24, 2014 to the Registrant’s Registration Statement in Post-Effective Amendment No. 578, and hereby incorporated by reference.
(p)(55)	Code of Ethics of AthenaInvest Advisors LLC previously filed on April 15, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 697, and hereby incorporated by reference.
(p)(56)	Code of Ethics of Ladenburg Thalmann Asset Management, Inc. previously filed on June 26, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 725, and hereby incorporated by reference.
(p)(57)	Code of Ethics of Deer Park Road Management, previously filed on July 2, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,100, and hereby incorporated by reference.
(p)(58)	Code of Ethics of Whippoorwill Capital Management LP previously filed on July 28, 2015 to the Registrant’s Registration Statement in Post-Effective Amendment No. 729, and hereby incorporated by reference.
(p)(59)	Code of Ethics of Main Point Advisers, Inc. previously filed on January 28, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 797, and hereby incorporated by reference.
(p)(60)	Code of Ethics of Asset One, LLC previously filed on February 19, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 807, and hereby incorporated by reference.
(p)(61)	Code of Ethics of Coe Capital Management, LLC previously filed on February 19, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 807, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Harvest Capital Strategies, LLC previously filed on February 19, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 807, and hereby incorporated by reference.
(p)(63)	Code of Ethics of Critical Math Advisors, LLC previously filed on February 19, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 808, and hereby incorporated by reference.
(p)(64)	Code of Ethics of Mariner Holdings, LLC previously filed on February 19, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 808, and hereby incorporated by reference.
(p)(65)	Code of Ethics of Horse Cove Partners, LLC previously filed on June 6, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 836, and hereby incorporated by reference.
(p)(66)	Code of Ethics of MAST Capital Management, LLC previously filed on April 29, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 821, and hereby incorporated by reference.
(p)(67)	Code of Ethics of Chilton Investment Company, LLC previously filed on April 29, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 821, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Convector Capital Management, LP previously filed on April 29, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 821, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Visium Asset Management, LP previously filed on April 29, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 821, and hereby incorporated by reference.
(p)(70)	Code of Ethics of Middleton Dickinson Capital Management, LLC previously filed on June 6, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 836, and hereby incorporated by reference.

(p)(71)	Code of Ethics of Cramer Rosenthal McGlynn LLC previously filed on June 6, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 836, and hereby incorporated by reference.
(p)(72)	Code of Ethics of Astor Investment Management, LLC previously filed on September 27, 2016 to the Registrant’s Registration Statement in Post-Effective Amendment No. 873, and hereby incorporated by reference.
(p)(73)	Code of Ethics of AlphaCore, LLC is previously filed on August 21, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,112, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Clinton Retail Investment Management LLC previously filed on August 9, 2017 to the Registrant’s Registration Statement in Post-Effective Amendment No. 984, and hereby incorporated by reference.
(p)(75)	Code of Ethics of GSA Capital Partners LLP previously filed on August 17, 2018 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1,111, and hereby incorporated by reference.
(p)(76)	Code of Ethics of P/E Global LLC is previously filed on August 9, 2019 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1203, and hereby incorporated by reference.
(p)(77)	Code of Ethics of Winton Capital Management Limited is previously filed on March 6th, 2026 to the Registrant’s Registration Statement in Post-Effective Amendment No. 1533, and hereby incorporated by reference.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such

Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Foreside Distribution Services, L.P. (Foreside), its several officers and directors, and any person who controls Foreside within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which Foreside, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide Foreside with advertising or sales materials to be filed with the FINRA on a timely basis.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold ALPS Distributors, Inc. (ALPS), its several officers and directors, and any person who controls ALPS within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which

ALPS, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide ALPS with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Services Agreement and ETF Fund Services Agreement with Ultimus Fund Services (UFS) provides that the Registrant agrees to indemnify and hold UFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Biondo Investment Advisors, LLC, the Adviser to The Biondo Focus Fund- File No. 801 - 62775

Changing Parameters, LLC, the Adviser to Changing Parameters Fund — File No. 801-63495

The Pacific Financial Group, LLC, the Adviser to PFG PIMCO Active Core Bond Strategy Fund, PFG American Funds Conservative Income Strategy, PFG American Funds Growth Strategy Fund, PFG BNY Mellon® Diversifier Strategy Fund, PFG BR Target Allocation Equity Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Core Plus Bond Strategy Fund, PFG Invesco® Equity Factor Rotation Strategy Fund PFG Janus Henderson® Balanced Strategy, PFG JP Morgan® Tactical Aggressive Strategy Fund, PFG JP Morgan® Tactical Moderate Strategy Fund, PFG Meeder Tactical Strategy Fund, PFG MFS® Aggressive Growth Strategy Fund, PFG Janus Henderson® Tactical Income Strategy Fund,

PFG Global Equity Index Strategy Fund, PFG US Equity Index Strategy Fund, and PFG Growth Strategy Fund File No. 801 - 18151

Ocean Park Asset Management, LLC, the Adviser of Ocean Park Tactical All Asset Fund, Ocean Park Tactical Core Income Fund, Ocean Park Tactical Municipal Fund, Ocean Park Tactical Bond Fund, Ocean Park Tactical Risk Spectrum 30 Fund, Ocean Park Tactical Risk Spectrum 50 Fund, Ocean Park Tactical Risk Spectrum 70 Fund, Ocean Park Tactical Core Growth Fund, Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF and Ocean Park High Income ETF – File No. 801- 68554

Toews Corporation, the Adviser of the Toews Tactical Income Fund, Toews Hedged U.S. Fund, Toews Hedged Opportunity Fund, Toews Unconstrained Income Fund, Toews Managed Risk Equity Fund, Toews Agility Shares Dynamic Tactical Income ETF, Toews Agility Shares Managed Risk ETF, Toews Agility Shares Hedged Risk ETF and Toews Agility Shares Hedged Nasdaq-100 ETF – File No. 801- 47765

BTS Asset Management, Inc., the Adviser of the BTS Tactical Fixed Income Fund, BTS Managed Income Fund and BTS Enhanced Equity Income Fund – File No.801-14895.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Donoghue Forlines LLC, the Adviser of DF Tactical Income Fund, DF Tactical Dividend Fund, DF Tactical Momentum Fund, DF Tactical Allocation Fund, DF Tactical Yield Fund, DF Tactical 30 ETF and DF Innovation ETF – File No. 801-27959.

Transwestern Capital Advisors, LLC, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Pramila Agrawal Portfolio Manager, Head of Custom Income Strategies and Director	None.	None.
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Representative of Loomis Sayles as a corporate Director
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director, Chairman and President (2020 - 2022)
	Loomis Sayles (Netherlands) B.V. Stadsplateau 7, Utrecht, Netherlands 3521 AZ	Managing Director
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Chairman of the Supervisory Board (2022 – 2024)
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Matthew J. Eagan Head of and Portfolio Manager, Full Discretion, and Director	None.	None.
Daniel J. Fuss Vice Chairman and Director	None.	None.
John R. Gidman Chief Operating Officer and Director	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director and Chief Executive Officer (2020 - 2022)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
David L. Giunta Director	Natixis Investment Managers, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	AEW Capital Management, Inc. Two Seaport Lane, Boston, MA 02210	Director
	Gateway Investment Advisers, LLC 312 Walnut Street, Cincinnati, OH 45202	Member of the Board of Managers

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago IL 60606	Director
	Vaughan Nelson Investment Management, Inc. 600 Travis Street, Suite 3800 Houston, TX 77002	Director
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Aziz V. Hamzaogullari Chief Investment Officer, Growth Equity Strategies, Portfolio Manager and Director	None.	None.
Maurice Leger Head of Global Distribution and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
Richard G. Raczkowski Co-Head and Portfolio Manager, Relative Return, and Director	None.	None.
Rebecca O’Brien Radford General Counsel, Secretary and Director (1/1/23 to present); Deputy General Counsel (2021 to 2023)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	General Counsel and Secretary

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Operating Services, LLC, One Financial Center, Boston, MA 02111 (dissolved 12/20/22)	Director and Secretary (2020 - 2022)
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and General Counsel
Philippe Setbon Director	Natixis Investment Managers 59, avenue Pierre Mendès-France, CS 41432, 75648 Paris cedex, France	Chief Executive Officer (Directeur général) (2023 – present)
	Natixis 7 Promenade Germaine Sablon, 75013 Paris, France	Member of Senior Management Committee (2023 – present)
	Ostrum Asset management 42 avenue Pierre Mendès-France, 75013 Paris, France	Chief Executive Officer (Directeur général) (2019 – 2023)
	Natixis TradEx Solutions 59 avenue Pierre Mendès-France, 75013 Paris, France	Director (2020 – 2024)
	Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606	Director (2024 – present)
	AEW Europe SA 43 avenue Pierre Mendès-France 75013 Paris, France	Chair of the Board of Directors (Président du conseil d’administration) (2024 – present)
	DNCA Finance 19 place Vendôme 75001 Paris, France	Chair of Supervisory Board (Président du comité de surveillance) (2024 – present)
	AEW Capital Management, L.P. Two Seaport Lane, Boston Massachusetts 02210	Director (Jan. 2024 – present)
Susan L. Sieker Chief Financial Officer and Director	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
David L. Waldman Chief Investment Officer and Director	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)

Clark Capital Management Group Inc., the Adviser of the Navigator Tactical Fixed Income Fund, Navigator Ultra Short Bond Fund, Navigator Tactical U.S. Allocation Fund and Navigator Tactical Investment Grade Bond – File No. 801-28445.

Dearborn Capital Management, LLC, the Adviser of the Grant Park Multi-Alternative Strategies Fund and Grant Park Dynamic Allocation Fund – File No. 801-72068.

Princeton Fund Advisors, LLC, the Co-Advisor of Eagle Energy Infrastructure Fund, formerly Eagle MLP Strategy Fund, Deer Park Total Return Credit Fund, Princeton Premium Fund and Princeton Adaptive Premium Fund – File No. 801-72525.

Eagle Global Advisors, LLC, the Co-Advisor of Eagle Energy Infrastructure Fund, formerly, Eagle MLP Strategy Fund – File No. 801-53294.

Deer Park Road Management, LP, Sub-Adviser of Deer Park Total Return Credit Fund – File No. 801-74577

Ladenburg Thalmann Asset Management, Inc., the Adviser of Ladenburg Aggressive Growth Fund, Ladenburg Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Income & Growth Fund and Ladenburg Income Fund – File No. 801-54909.

Winton Capital Management Limited, the Adviser of Winton Managed Futures Trend Fund – File No. 801-73223

ITEM 32.

PRINCIPAL UNDERWRITER

(a)	Northern Lights Distributors, LLC (“NLD”), the principal underwriter to the Trust also acts as principal underwriter for the following:

Atlas U.S. Tactical Income Fund, Boyar Value Fund Inc., Capitol Series Trust, Copeland Trust, DGI Investment Trust, Grandeur Peak Global Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, CIM Real Assets & Credit Fund, Princeton Everest Fund, The Saratoga Advantage Trust, Segall Bryant & Hamill Trust, Texas Capital Funds Trust, THOR Financial Technologies Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Manager’s Trust, Unified Series Trust, Valued Advisers Trust, Zacks Trust.

Foreside Distribution Services, L.P. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Active Weighting Funds ETF Trust
4.	AdvisorShares Trust
5.	AmericaFirst Quantitative Funds
6.	American Century ETF Trust
7.	ARK ETF Trust
8.	Avenue Mutual Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Bridgeway Funds, Inc.
13.	Brinker Capital Destinations Trust
14.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series
15.	Center Coast MLP & Infrastructure Fund
16.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
17.	Context Capital Funds
18.	CornerCap Group of Funds
19.	Davis Fundamental ETF Trust
20.	Direxion Shares ETF Trust
21.	Eaton Vance NextShares Trust
22.	Eaton Vance NextShares Trust II
23.	EIP Investment Trust
24.	Elkhorn ETF Trust
25.	EntrepreneurShares Series Trust
26.	Evanston Alternative Opportunities Fund
27.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
28.	FEG Absolute Access Fund I LLC
29.	Fiera Capital Series Trust
30.	FlexShares Trust
31.	Forum Funds
32.	Forum Funds II
33.	FQF Trust
34.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
35.	GraniteShares ETF Trust
36.	Guinness Atkinson Funds
37.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
38.	Infinity Core Alternative Fund
39.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust
40.	Innovator IBD® ETF Leaders ETF, Series of Innovator ETFs Trust
41.	Ironwood Institutional Multi-Strategy Fund LLC
42.	Ironwood Multi-Strategy Fund LLC
43.	John Hancock Exchange-Traded Fund Trust
44.	Manor Investment Funds
45.	Miller/Howard Funds Trust
46.	Miller/Howard High Income Equity Fund
47.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
48.	MProved Systematic Long-Short Fund, Series Portfolios Trust
49.	Mproved Systematic Merger Arbitrage Fund, Series Portfolios Trust
50.	Mproved Systematic Multi-Strategy Fund, Series Portfolios Trust
51.	NYSE® Pickens Oil Response™ ETF, Series of ETF Series Solutions

52.	OSI ETF Trust
53.	Palmer Square Opportunistic Income Fund
54.	Partners Group Private Income Opportunities, LLC
55.	PENN Capital Funds Trust
56.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
57.	Pine Grove Alternative Institutional Fund
58.	Plan Investment Fund, Inc.
59.	PMC Funds, Series of Trust for Professional Managers
60.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
61.	Quaker Investment Trust
62.	Ranger Funds Investment Trust
63.	Renaissance Capital Greenwich Funds
64.	RMB Investors Trust (f/k/a Burnham Investors Trust)
65.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
66.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
67.	Salient MF Trust
68.	SharesPost 100 Fund
69.	Sound Shore Fund, Inc.
70.	Steben Alternative Investment Funds
71.	Steben Select Multi-Strategy Fund
72.	Strategy Shares
73.	The 504 Fund (f/k/a The Pennant 504 Fund)
74.	The Chartwell Funds
75.	The Community Development Fund
76.	The Relative Value Fund
77.	Third Avenue Trust
78.	Third Avenue Variable Series Trust
79.	TIFF Investment Program
80.	Transamerica ETF Trust
81.	U.S. Global Investors Funds
82.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
83.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
84.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
85.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
86.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
87.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
88.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
89.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
90.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
91.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
92.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
93.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
94.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
95.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
96.	Vivaldi Opportunities Fund
97.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
98.	Wintergreen Fund, Inc.
99.	WisdomTree Trust
100.	WST Investment Trust

ALPS Distributors, Inc. acts as the distributor for the 13D Activist Fund, a series of the Trust and the following investment companies: ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Ultimus Fund Solutions, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
David James	Board of Managers	None
Stephen Preston	Chief Compliance Officer, and AML Compliance Officer	None
Greg Evans	Financial Operations Principal Officer	None
William J. Strait	Board of Managers, Secretary, and General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Foreside Distribution Services, LP is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The following are the Officers of the Distributor:

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ALPS Distributors, Inc. is registered with the Securities and Exchange Commission as a broker dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal address of ALPS is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Gary Ross	Vice President, Director of Sales	None
Erin D. Nelson	Vice President, Assistant General Counsel	None
JoEllen Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Jennifer T. Welsh	Vice President, Associate Counsel	None
Paul F. Leone	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Vice President, Treasurer and Asst. Secretary	None

*	The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c) Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to Changing Parameters Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond, Navigator Tactical U.S. Allocation Fund Navigator Ultra Short Bond Fund, PFG PIMCO Active Core Bond Strategy Fund, PFG American Funds Conservative Income Strategy, PFG American Funds Growth Strategy Fund, PFG BNY Mellon® Diversifier Strategy Fund, PFG BR Target Allocation Equity Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Core Plus Bond Strategy Fund, PFG Janus Henderson® Balanced Strategy, PFG Invesco® Equity Factor Rotation Strategy Fund PFG JP Morgan® Tactical Aggressive Strategy Fund, PFG JP Morgan® Tactical Moderate Strategy Fund, PFG Meeder Tactical Strategy Fund, PFG MFS® Aggressive Growth Strategy Fund, PFG Janus Henderson®Tactical Income Strategy Fund, PFG Global Equity Index Strategy Fund, PFG US Equity Index Strategy Fund, and PFG Growth Strategy Fund pursuant to a Custody Agreement between BONY and the Trust.

U.S. Bank, National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107 (“USB”), provides custodian services to the Biondo Focus Fund, Princeton Premium Fund, DF Tactical Income Fund, DF Dividend Fund, DF Momentum Fund, DF Tactical Allocation Fund, DF Tactical Yield Fund, DF Tactical 30 ETF, TransWestern Institutional Short Duration Government Bond Fund, 13D Activist Fund, Eagle Energy Infrastructure Fund, formerly Eagle MLP Strategy Fund, BTS Tactical Fixed Income Fund, Astor Dynamic Allocation Fund, Astor Sector Rotation Fund, Ladenburg Aggressive Growth Fund, Ladenburg Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Income & Growth Fund, Ladenburg Income Fund, BTS Managed Income Fund, Ocean Park Tactical All Asset Fund, Ocean Park Tactical Core Income Fund, Ocean Park Tactical Municipal Fund, Ocean Park Tactical Bond Fund, Princeton Adaptive Premium Fund, Ocean Park Tactical Risk Spectrum 30 Fund, Ocean Park Tactical Risk Spectrum 50 Fund, Ocean Park Tactical Risk Spectrum 70 Fund, Ocean Park Tactical Core Growth Fund, BTS Enhanced Equity Income Fund, Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF, Ocean Park High Income ETF, Grant Park Dynamic Allocation Fund, DF Innovation ETF and Winton Managed Futures Trend Fund pursuant to a Custody Agreement between USB and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to Toews Tactical Income Fund, Toews Hedged Opportunity Fund, Toews Unconstrained Income Fund, Toews Managed Risk Equity Fund, Toews Agility Shares Dynamic Tactical Income ETF and Toews Agility Shares Managed Risk Equity ETF, Toews Agility Shares Hedged Nasdaq-100 ETF and Toews Agility Shares Hedged Equal Weight ETF pursuant to a Custody Agreement between Fifth Third and the Trust.

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, provides custodian and transfer agency services to Toews Agility Shares Dynamic Tactical Income ETF,

Toews Agility Shares Managed Risk Equity ETF, Toews Agility Shares Hedged Equal Weight ETF and Toews Agility Shares Hedged Nasdaq-100 ETF pursuant to a Custody Agreement between BBH and the Trust.

Ultimus Fund Services, LLC (“UFS”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska  68022-3474, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between UFS and the Trust.  In such capacities, UFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  UFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, serves as principal underwriter for all series of Northern Lights Fund Trust, 13D Activist Fund, TransWestern Institutional Short Duration Government Bond Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

ALPS Distribution Services, Inc., located at 1209 Broadway, Suite 1100, Denver, CO 80203, serves as principal underwriter for 13D Activist Fund and maintains all records required to be maintained pursuant to the Fund’s Master Distribution and Shareholder Servicing Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Focus Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, LLC, located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to PFG PIMCO Active Core Bond Strategy Fund, PFG American Funds Conservative Income Strategy, PFG American Funds Growth Strategy Fund, PFG BNY Mellon® Diversifier Strategy Fund, PFG BR Target Allocation Equity Strategy Fund, PFG Fidelity Institutional AM® Equity Index Strategy, PFG Fidelity Institutional AM® Equity Sector Strategy, PFG Fidelity Institutional AM® Core Plus Bond Strategy Fund, PFG Janus Henderson® Balanced Strategy, PFG JP Morgan® Tactical Aggressive Strategy Fund, PFG Invesco® Equity Factor Rotation Strategy Fund PFG JP Morgan® Tactical Moderate Strategy Fund, PFG Meeder Tactical Strategy Fund, PFG MFS® Aggressive Growth Strategy Fund, PFG Janus Henderson® Tactical Income Strategy Fund, PFG Global Equity Index Strategy Fund, PFG US Equity Index Strategy Fund, and PFG Growth Strategy Fund.

Ocean Park Asset Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ocean Park Tactical All Asset Fund, Ocean Park Tactical Core Growth Fund, Ocean Park Tactical Core Income Fund, Ocean Park Tactical Municipal Fund, Ocean Park Tactical Bond Fund, Ocean Park Tactical Risk Spectrum 30 Fund, Ocean Park Tactical Risk Spectrum 50 Fund, Ocean Park Tactical Risk Spectrum 70 Fund, Ocean Park Domestic ETF, Ocean Park International ETF, Ocean Park Diversified Income ETF and Ocean Park High Income ETF.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Tactical Income Fund, Toews Hedged Opportunity Fund, Toews Unconstrained Income Fund, Toews Managed Risk Equity Fund, Toews Agility Shares Dynamic Tactical Income ETF, Toews Agility Shares Managed Risk Equity ETF, Toews Agility Shares Hedged Nasdaq-100 ETF and Toews Agility Shares Hedged Equal Weight ETF

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Tactical Fixed Income Fund, BTS Managed Income Fund and BTS Enhanced Equity Income Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to certain Investment Advisory Agreements with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle Energy Infrastructure Fund, formerly Eagle MLP Strategy Fund, Athena Behavioral Tactical Fund, Deer Park Total Return Credit Fund, Princeton Premium Fund and Princeton Adaptive Premium Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Donoghue Forlines LLC, 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the DF Tactical Income Fund, DF Dividend Fund, DF Momentum Fund, DF Tactical Allocation Fund, DF Tactical Yield Income Fund, DF Tactical 30 ETF and DF Innovation ETF.

TransWestern Capital Advisors, LLC, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust and as the distributor for such fund, maintains all records required pursuant to such agreement and Master Distribution and Shareholder Servicing Agreement adopted pursuant to Rule 12b-1 under the 1940 Act with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to a Sub- Advisory Agreement, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond, Navigator Tactical U.S. Allocation Fund and Navigator Ultra Short Bond Fund.

Dearborn Capital Management, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Multi-Alternative Strategies Fund and Grant Park Dynamic Allocation Fund.

Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston TX 77057, pursuant to a Co-Advisory Agreement, maintains all records required pursuant to such agreement with respect to the Eagle Energy Infrastructure Fund, formerly Eagle MLP Strategy Fund.

Deer Park Road Management, LP, 1865 Ski Time Square, Steamboat Springs, CO 80477 pursuant to certain Sub-Advisory Agreements, maintains all records required pursuant to such agreement with respect to the Deer Park Total Return Credit Fund.

Ladenburg Thalmann Asset Management, Inc. 507 Lexington Avenue, 11th Floor, New York, NY 10022, pursuant to an Advisory Agreement, will maintain all records required pursuant to such agreement with respect to the Ladenburg Aggressive Growth Fund, Ladenburg Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Income & Growth Fund and Ladenburg Income Fund.

Winton Capital Management Limited, One Hooper’s Court, Knightsbridge, London, SW3 1AF, United Kingdom, pursuant to a Advisory Agreement, maintains all records required pursuant to such agreement with respect to the Winton Managed Futures Trend Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has met all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 1549 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 26th of August 2026.

NORTHERN LIGHTS FUND TRUST (Registrant)

By: /s/ Kevin Wolf
Kevin Wolf*
President and Principal Executive Officer

Pursuant to the Securities Act, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Northern Lights Fund Trust

John V. Palancia*	Trustee	August 26, 2026
Gary Lanzen*	Trustee	August 26, 2026
Anthony Hertl*	Trustee & Chairman	August 26, 2026
Mark Taylor*	Trustee	August 26, 2026
Mark D. Gersten*	Trustee	August 26, 2026
Mark Garbin*	Trustee	August 26, 2026
Jim Colantino*	Treasurer, Chief Accounting Officer and Chief Financial Officer	August 26, 2026
Kevin Wolf	President and Principal Executive Officer	August 26, 2026

By:	Date:
/s/ Kevin Wolf	August 26, 2026
Kevin Wolf, President

*	Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011, January 9, 2012, September 27, 2013, September 1, 2016, September 1, 2017 and August 5, 2025 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, No. 346, No. 535, No. 862, No. 1,001 and No, 1494 respectively, which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	(i)(2)
Consent of Independent Auditor	(j)(1)